Exhibit 10.1

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[…***…]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED.

LICENSE AGREEMENT

by and between

AMAG PHARMACEUTICALS, INC.

and

PALATIN TECHNOLOGIES, INC.

January 8, 2017

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[…***…]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED.

TABLE OF CONTENTS

1.	EFFECTIVENESS; DEFINITIONS AND INTERPRETATION		1
	1.1.	Effectiveness	1
	1.2.	Defined Terms	2
	1.3.	Interpretation	2
2.	LICENSE GRANTS AND TECHNOLOGY TRANSFER		3
	2.1.	Exclusive License from Palatin to AMAG	3
	2.2.	Non-Exclusive License from Palatin to AMAG	3
	2.3.	AMAG Sublicensees	3
	2.4	[…***…]	4
	2.5.	Right of Reference	4
	2.6.	No Implied Rights	4
	2.7	Assignment of Existing Regulatory Filings	4
	2.8.	Initial Data Transfer	4
	2.9.	Continuing Disclosure and Knowledge Transfer	5
3.	PAYMENTS BY AMAG TO PALATIN		5
	3.1.	Initial Research Payment	5
	3.2.	Ongoing Program Expenses	5
	3.3.	Development Payments	6
	3.4.	Sales Milestone Payments	6
	3.5.	Royalty Payments	7
	3.6.	Reports and Payments	8
	3.7.	No Guarantee of Success	11
4.	PALATIN DEVELOPMENT OBLIGATIONS		11
	4.1.	Overview	11
	4.2.	Governance	12
5.	PRODUCT DEVELOPMENT AND COMMERCIALIZATION		13

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	5.1.	General	13
	5.2.	Diligence	13
	5.3.	Regulatory Approvals	15
	5.4.	Adverse Event Reporting	15
	5.5.	Commercialization Activities	16
	5.6.	Manufacturing	17
	5.7.	Other AMAG Programs	19
6.	INTELLECTUAL PROPERTY		19
	6.1.	Ownership of Intellectual Property	19
	6.2.	Patent Rights	20
	6.3.	Enforcement and Defense of Know-How	25
	6.4.	Recording	26
7.	CONFIDENTIALITY		26
	7.1.	Confidentiality	26
	7.2.	Authorized Disclosure	26
	7.3.	SEC Filings and Other Disclosures	27
	7.4.	Public Announcements; Publications	28
	7.5.	Obligations in Connection with Change of Control	28
8.	REPRESENTATIONS AND WARRANTIES; COVENANTS; SECURITY INTEREST		28

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[…***…]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED.

	8.1.	Mutual Representations and Warranties	28
	8.2.	Mutual Covenants	29
	8.3.	Representations and Warranties of Palatin	29
	8.4.	Palatin Covenants	32
	8.5.	Disclaimer	34
9.	GOVERNMENT APPROVALS; REMEDY; TERM AND TERMINATION		34
	9.1.	HSR Filing	34
	9.2.	Intentionally Omitted	34
	9.3.	Other Government Approvals	34
	9.4.	Term	34
	9.5.	Termination by Palatin	34
	9.6.	Termination by AMAG	35
	9.7.	Effects of Termination	35
	9.8.	Provisions for Insolvency	38
10.	LIMITATION ON LIABILITY, INDEMNIFICATION AND INSURANCE		39
	10.1.	No Consequential Damages	39
	10.2.	Indemnification by AMAG	40
	10.3.	Indemnification by Palatin	40
	10.4.	Procedure	40
	10.5.	Insurance	42
11.	MISCELLANEOUS		42
	11.1.	Assignment	42
	11.2.	Change of Control of Palatin	43
	11.3.	Further Actions	43
	11.4.	Force Majeure	43
	11.5.	Notices	43

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[…***…]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED.

11.6.	Amendment	44
11.7.	Waiver	44
11.8.	Severability	44
11.9.	Descriptive Headings	45
11.10.	Dispute Resolution	45
11.11.	Governing Law	45
11.12.	Consent to Jurisdiction	45
11.13.	Entire Agreement	46
11.14.	Representation by Legal Counsel	46
11.15.	Independent Contractors	46
11.16.	Counterparts	46
11.17.	No Third Party Rights or Obligations	46

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[…***…]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED.

EXHIBITS

Exhibit A	Defined Terms

Exhibit B	Palatin Patent Rights Existing as of the Execution Date

Exhibit C	Compounds Existing as of the Execution Date

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CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[…***…]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED.

SCHEDULES

Schedule 2.11	Assigned Contracts

Schedule 3.5.1	Marginal Royalty Rate Calculation Example

Schedule 4.1(a)	Palatin Development Obligations — Activities Necessary to File NDA

Schedule 4.1(b)	Palatin Development Obligations — Assistance Necessary to Secure Regulatory Approval

Schedule 5.5.2(b)	Product Brands

Schedule 7.4.1	Public Announcement

Schedule 8.3.1	Exceptions to Palatin’s Exclusive Ownership of Palatin Technology

Schedule 8.3.6	Known Infringement of Palatin Patent Rights

Schedule 8.3.8	Exceptions to Palatin’s Rights under Palatin Know-How

Schedule 8.3.12	Disclosed Third Party Agreements

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[…***…]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED.

LICENSE AGREEMENT

This License Agreement (the “Agreement”) is entered into as of January 8, 2017 (the “Execution Date”), by and between AMAG Pharmaceuticals, Inc., a corporation organized and existing under the laws of Delaware and having a principal place of business at 1100 Winter Street, Waltham, MA 02451 (“AMAG”) and Palatin Technologies, Inc., a corporation organized and existing under the laws of Delaware and having a principal place of business at 4-B Cedar Brook Drive, Cedar Brook Corporate Center, Cranbury, NJ 08512 (“Palatin”). AMAG and Palatin may each be referred to herein individually as a “Party” and collectively as the “Parties.”

WHEREAS, Palatin owns or otherwise controls certain patents, patent applications, technology, know-how, scientific and technical information and other proprietary rights and information relating to the identification, research and development of Compounds, Pharmaceutical Products, Product Delivery Devices and Products (each, as defined below);

WHEREAS, AMAG has experience and expertise in the development and commercialization of pharmaceutical products, and desires to acquire an exclusive license in the Territory (as defined below) under Palatin’s patents, patent applications, technology, know-how, scientific and technical information and other proprietary rights and information relating to Compounds; and

WHEREAS, subject to the terms of this Agreement, Palatin wishes to grant to AMAG, and AMAG wishes to receive from Palatin, (a) an exclusive license in the Territory to use, research, develop, manufacture and commercialize Compounds and Products (as defined below) and (b) a non-exclusive license to research, develop and manufacture (but not commercialize) Compounds and Products in all countries outside of the Territory.

NOW THEREFORE, in consideration of the mutual promises and covenants set forth below and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

1.
EFFECTIVENESS; DEFINITIONS AND INTERPRETATION.

1.1.           Effectiveness. The provisions of Sections 2, 3, 4, 5 and 6 of this Agreement (collectively, the “Contemplated Transactions”) shall be effective and binding on the Parties as of 9:00 a.m. (United States Eastern time) on a date to be specified by the Parties, such date to be no later than the second (2nd) Business Day after satisfaction or waiver of all of the conditions set forth in this Section 1.1 (the “Effective Date”), unless another date is agreed to in writing by the Parties. The remaining provisions of this Agreement shall be effective and binding on the Parties as of the Execution Date.

1.1.1.           The obligations of each Party to consummate the Contemplated Transactions are subject to the fulfillment, or to the extent permitted by applicable Law, waiver by the applicable Party, of the following condition (the “Mutual Condition”):

(a)           (1) a determination by AMAG that the SEC Financial Statements are not required to be filed by AMAG pursuant to Section 8.4.9 or (2) if AMAG

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[…***…]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED.

determines that the SEC Financial Statements are required to be filed by AMAG pursuant to Section 8.4.9, Palatin has delivered the SEC Financial Statements to AMAG pursuant to, and in compliance with, the terms of Section 8.4.9.

1.1.2.           The obligations of AMAG to consummate the Contemplated Transactions are subject to the fulfillment, or to the extent permitted by applicable Law, waiver by AMAG, in its sole discretion, of the following conditions (the “AMAG Conditions” and together with the Mutual Condition, the “Effectiveness Conditions”):

(a)           Palatin shall have obtained the prior written consent and acknowledgement of the Horizon Lenders that the Contemplated Transactions constitute a “Permitted License” as defined under the Horizon Agreement and shall not constitute an event of default or other breach by Palatin under the Horizon Agreement;

(b)           Palatin shall have obtained the prior written consent and acknowledgment of Catalent Belgium S.A. (“Catalent”) that the Contemplated Transactions do not constitute a “Change of Control” under either of the Catalent Agreements, and that the only amounts payable to Catalent in connection with the Contemplated Transactions are those set forth under Section 3.3 of the Catalent Services Agreement; and

(c)           Palatin shall have obtained the prior written consent and acknowledgement of Catalent to the assignment of each of the Catalent Agreements to AMAG, which consent and acknowledgement shall further state that Catalent (i) acknowledges that the Catalent Agreements are and shall continue to be in full force and effect following the Effective Date, (ii) waives any right of termination Catalent may have under the Catalent Agreements as a result of the Contemplated Transactions and (iii) confirms that there is currently no default existing under the Catalent Agreements that has not been cured and that Catalent is not aware of any event or condition, which with the passage of time or the giving of notice, or both, would constitute a default under the Catalent Agreements.

1.2.           Defined Terms. Capitalized terms not otherwise defined herein shall have the meanings set forth in Exhibit A.

1.3.           Interpretation. Except where the context expressly requires otherwise, (a) the use of any gender herein shall be deemed to encompass references to either or both genders, and the use of the singular shall be deemed to include the plural (and vice versa), (b) the words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”, (c) the word “will” shall be construed to have the same meaning and effect as the word “shall”, (d) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (e) any reference herein to any Person shall be construed to include the Person’s successors and assigns, (f) the words “herein”,

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[…***…]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED.

“hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (g) all references herein to Sections, Exhibits or Schedules shall be construed to refer to Sections, Exhibits or Schedules of this Agreement, and references to this Agreement include all Exhibits and Schedules hereto, (h) the word “notice” means notice in writing (whether or not specifically stated) and shall include notices, consents, approvals and other written communications contemplated under this Agreement, (i) provisions that require that a Party, the Parties or any committee hereunder “agree,” “consent” or “approve” or the like shall require that such agreement, consent or approval be specific and in writing, whether by written agreement, letter, approved minutes or otherwise (but excluding e-mail and instant messaging), (j) references to any specific law, rule or regulation, or article, section or other division thereof, shall be deemed to include the then-current amendments thereto or any replacement or successor law, rule or regulation thereof, and (k) the term “or” shall be interpreted in the inclusive sense commonly associated with the term “and/or.”

2.
LICENSE GRANTS AND TECHNOLOGY TRANSFER.

2.1.           Exclusive License from Palatin to AMAG. As of the Effective Date, Palatin hereby grants to AMAG (a) an exclusive license (exclusive even as to Palatin) under the Palatin Technology and Palatin’s interest in the Joint Technology, to use, have used, Develop, have Developed, Commercialize and have Commercialized (but not to Manufacture or have Manufactured) Compounds, Products, Pharmaceutical Products and Product Delivery Devices, and otherwise practice and exploit the Palatin Technology and Palatin’s interest in the Joint Technology, and (b) a non-exclusive license under the Palatin Technology and Palatin’s interest in the Joint Technology, to Manufacture and have Manufactured Compounds, Products, Pharmaceutical Products and Product Delivery Devices, in each case (a) and (b), in the Field and in the Territory.

2.2.           Non-Exclusive License from Palatin to AMAG. As of the Effective Date, Palatin hereby grants to AMAG a non-exclusive license under the Palatin Technology and Palatin’s interest in the Joint Technology, to Develop, have Developed, Manufacture, and have Manufactured (but not to Commercialize or have Commercialized) Compounds, Products, Pharmaceutical Products and Product Delivery Devices, and otherwise practice and exploit the Palatin Technology and Palatin’s interest in the Joint Technology, in the Field in all countries of the world outside the Territory, solely for purposes of Developing and Manufacturing Compounds, Products, Pharmaceutical Products and Product Delivery Devices for Commercialization in the Territory.

2.3.           AMAG Sublicensees. AMAG shall have the right to grant sublicenses, directly or indirectly, to its Affiliates and Third Parties of any and all rights granted to AMAG under this Agreement by Palatin, including any and all rights licensed to AMAG pursuant to Section 2.1 or Section 2.2. Each sublicense agreement shall be in writing and provide that the applicable Sublicensee is bound by all applicable terms and conditions of this Agreement, including with respect to record keeping obligations and audit rights. AMAG shall remain responsible for the payment to Palatin of all Milestone Payments and royalties payable with respect to Net Sales of Products made by such Sublicensees. AMAG shall be responsible for the acts and omissions of its Sublicensees. AMAG shall deliver to Palatin a true, accurate and complete copy of each

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[…***…]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED.

sublicense agreement entered into by AMAG, and any modification or termination thereof, within […***…] after the applicable execution, modification or termination of the sublicense agreement; provided, however, that AMAG may make appropriate redactions to such sublicense agreements prior to delivery to Palatin.

2.4.           […***…]

2.4.1.           […***…]

2.4.2.           […***…]

2.4.3.           Confidentiality. Notwithstanding any provision of this Agreement to the contrary, all information of the Parties, their Affiliates or their licensees or sublicensees that is disclosed to the other Party under this Section 2.4 shall be deemed to be the Confidential Information of the disclosing Party and subject to the provisions of Section 7.

2.5.           Right of Reference. Palatin hereby grants to AMAG a “Right of Reference,” as that term is defined in 21 C.F.R. § 314.3(b) (or any analogous Law recognized outside of the United States), to all Data Controlled by Palatin or its Affiliates that relate to any Compound, Product, Pharmaceutical Product or Product Delivery Device, and Palatin shall provide a signed statement to this effect, if requested by AMAG, in accordance with 21 C.F.R. § 314.50(g)(3) (or any analogous Law outside of the United States).

2.6.           No Implied Rights. Except as expressly provided in this Agreement, neither Party shall be deemed to have granted the other Party (by implication, estoppel or otherwise) any right, title, license or other interest in or with respect to any intellectual property, Know-How or information Controlled by such Party.

2.7.           Assignment of Existing Regulatory Filings. Within a reasonable time not to exceed […***…] following the Effective Date, Palatin shall (a) transfer title and assign to AMAG all Regulatory Approval applications and other filings with Regulatory Authorities (including INDs) owned or Controlled by Palatin or its Affiliates with respect to any Compound, Product, Pharmaceutical Product or Product Delivery Device in the Territory in the field of female sexual dysfunction (including the Initial Indication) and (b) deliver to AMAG true and complete copies of (i) each of the foregoing applications and filings and (ii) all correspondence with any Regulatory Authority(ies) relating to any of the foregoing. Within a reasonable time not to exceed […***…] following the Effective Date, Palatin shall (1) transfer title and assign to AMAG all other Regulatory Approval applications and other filings with Regulatory Authorities (including INDs) owned or Controlled by Palatin or its Affiliates with respect to any Compound, Product, Pharmaceutical Product or Product Delivery Device in the Territory and (2) deliver to AMAG true and complete copies of (A) each of the foregoing applications and filings and (B) all correspondence with any Regulatory Authority(ies) relating to any of the foregoing.

2.8.           Initial Data Transfer. Within a reasonable time not to exceed […***…] following the Effective Date, Palatin shall disclose to AMAG all Palatin Know-How necessary or useful in connection with securing Regulatory Approval and Commercializing Products in the

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[…***…]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED.

Territory, together with such additional Palatin Know-How as AMAG may reasonably request, in each case to the extent developed by Palatin on or prior to the Effective Date, in either the format in which such Palatin Know-How then exists or in such other format as AMAG may reasonably request (including by download of digital files to a secure website or e-room designated and controlled by AMAG).

2.9.           Continuing Disclosure and Knowledge Transfer. On a Calendar Quarter basis, or more frequently at the reasonable request of AMAG during the Term, Palatin shall disclose to AMAG any Palatin Know-How developed by Palatin since Palatin’s most recent disclosure. Such disclosure shall be in either the format in which such Palatin Know-How then exists or in such other format as AMAG may reasonably request (including by download of digital files to a secure website or e-room designated and controlled by AMAG). Further, Palatin shall make appropriate personnel available to AMAG at reasonable times and places and upon reasonable prior notice for the purpose of assisting AMAG to understand and use the Palatin Technology in connection with AMAG’s Development, Manufacture, Commercialization and use of Compounds and Products.

2.10.           Palatin Non-Competition Obligations. During the Term, Palatin shall not, directly or indirectly, itself or through any Affiliate, licensee or Third Party, Commercialize in the Territory any product in the field of female sexual dysfunction (including the Initial Indication). For the avoidance of doubt, Palatin may, during the Term, Commercialize melanocortin agonists, including melanocortin receptor-4 agonists but excluding Compounds, in the Territory for indications other than in the field of female sexual dysfunction.

2.11.           Assignment of Contracts. On the Effective Date, Palatin will assign, and will cause its Affiliates to assign, to AMAG all contracts listed on Schedule 2.11 (the “Assigned Contracts”).

2.12.           Palatin Retained Rights. Notwithstanding the rights granted to AMAG in Section 2.1 and Section 2.2, and without limiting the generality of Section 2.6, the Parties acknowledge that Palatin retains the right to practice the Palatin Technology in the Territory to fulfill its obligations under this Agreement, including the Palatin Development Activities.

3.
PAYMENTS BY AMAG TO PALATIN.

3.1.           Initial Research Payment. AMAG shall pay to Palatin (a) a one-time payment of sixty million dollars ($60,000,000) minus the Holdback Amount, within five (5) days following the Effective Date, and (b) a one-time payment equal to the Holdback Amount, within [...***...] following the later of the Effective Date and the date of AMAG’s receipt of written confirmation from Catalent that it has received all amounts payable to Catalent arising from or in connection with the Contemplated Transactions. The “Holdback Amount” shall be equal to […***…].

3.2.           Ongoing Program Expenses. AMAG shall reimburse Palatin for all reasonable, documented, direct out-of-pocket costs (with no markup) incurred by Palatin following the Effective Date in the performance of Palatin’s obligations pursuant to Section 4.1 (such costs, the “Ongoing Program Expenses”) up to an aggregate amount of twenty-five million dollars

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[…***…]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED.

($25,000,000) (the “Program Expense Cap”). Unless otherwise approved by the JSC, such direct out-of-pocket costs shall not exceed to any material extent the budgeted costs approved by the JSC pursuant to Section 4.2.3. Palatin shall invoice AMAG for Ongoing Program Expenses on a monthly basis within […***…] following the end of each calendar month, and each such invoice shall be accompanied by reasonable supporting documentation evidencing the amounts reflected in such invoice. Absent AMAG contesting, in good faith, the amounts reflected in an invoice, payment shall be due within […***…] following AMAG’s receipt of each such properly documented invoice. Notwithstanding any provision of this Agreement to the contrary, the […***…].

3.3.           Development Payments. In consideration of Palatin’s performance under Section 4.1, AMAG shall pay Palatin the amounts set forth below within […***…] following the first occurrence of each event described below for the first Product to achieve such event (each, a “Development Payment”).

	Development Event	Development Payment
(i)	Acceptance of an NDA by the FDA with respect to the Initial Indication	[…***…]
(ii)	Regulatory Approval in the United States with respect to the Initial Indication	[…***…]

Each of the Development Payments set forth above shall be payable one time only (regardless of the number of Products with respect to which, or the number of times with respect to any Product, the specified Development Event occurs). No Development Payments shall be payable for any subsequent Product regardless of the number of Products Developed. The maximum aggregate amount payable by AMAG in respect of Development Payments if all Development Events occur on or prior to […***…] shall be eighty million dollars ($80,000,000).

3.4.           Sales Milestone Payments. AMAG shall pay Palatin the following one-time payments (each, a “Sales Milestone Payment”) when aggregate Net Sales of all Products in a Calendar Year in the Territory (the “Total Annual Net Sales”) first reach the respective thresholds indicated below:

Total Annual Net Sales	Sales Milestone Payment
Total Annual Net Sales exceeding $250 million	$25,000,000
Total Annual Net Sales exceeding […***…]	[…***…]
Total Annual Net Sales exceeding […***…]	[…***…]
Total Annual Net Sales exceeding […***…]	[…***…]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[…***…]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED.

AMAG shall make any Sales Milestone Payment payable with respect to a Calendar Year within […***…] after the end of the applicable Calendar Year. For the avoidance of doubt, each of the Sales Milestone Payments set forth above shall be payable one time only, regardless of the number of times the corresponding Total Annual Net Sales levels are achieved. The maximum aggregate amount payable by AMAG in respect of Sales Milestone Payments shall be three hundred million dollars ($300,000,000).

3.5.           Royalty Payments.

3.5.1.           Royalties. Subject to the provisions of Section 3.5.3, AMAG shall pay Palatin royalties in the amount of the Marginal Royalty Rates (set forth below) of the aggregate Net Sales resulting from the sale of Products, on a Product-by-Product basis, in the Territory during each Calendar Year of the applicable Royalty Term for each Product (each, the “Per Product Annual Net Sales”):

Per Product Annual Net Sales	Marginal Royalty Rate (% of Per Product Annual Net Sales)
Per Product Annual Net Sales above […***…]	[…***…]
Per Product Annual Net Sales above […***…]	[…***…]
Per Product Annual Net Sales above […***…]	[…***…]
Per Product Annual Net Sales […***…]	[…***…]

Each Marginal Royalty Rate set forth in the table above shall apply only to that portion of the Net Sales of a given Product in the Territory during a given Calendar Year that falls within the indicated range. An example calculation of royalties under this Section 3.5.1 is set forth in Schedule 3.5.1.

3.5.2.           Fully Paid-Up, Royalty Free License. Following expiration of the Royalty Term for any Product in a given country, no further royalties shall be payable in respect of sales of such Product in such country and, thereafter the license granted to AMAG under Sections 2.1 and 2.2 with respect to such Product in such country shall automatically become fully paid-up, perpetual, irrevocable and royalty-free.

3.5.3.           Royalty Adjustments. The following adjustments shall be made, on a Product-by-Product and country-by-country basis, to the royalties payable pursuant to Section 3.5.1, in each case, subject to the limitations set forth in Section 3.5.4:

(a)           Third Party Patents. If it is necessary or desirable for AMAG to license one or more Patent Rights from one or more Third Parties in order to Develop, Manufacture, Commercialize or use any Product, whether directly or through any AMAG Affiliate or Sublicensee, then AMAG may, in its sole

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[…***…]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED.

discretion, negotiate and obtain a license under such Patent Right(s) (each such Third Party license referred to herein as an “Additional Third Party License”). Any royalty otherwise payable to Palatin under this Agreement with respect to Net Sales of any Product by AMAG, its Affiliates or Sublicensees shall be reduced by [...***...], such reduction to continue until all such amounts have been expended, provided that in no event [...***...] shall the total royalty payable to Palatin for any Product be less than [...***...] of the royalty amounts otherwise payable for such Product.

(b)           No Adjustment for Palatin Third Party Agreements. Palatin shall be solely responsible for (i) all obligations (including any royalty or other obligations that relate to the Palatin Technology) under its agreements with Third Parties that are in effect as of the Effective Date or that Palatin enters into during the Term, in each case, other than the Assigned Contracts, and (ii) all payments to inventors (other than inventors that are Representatives of AMAG) of Palatin Technology or Joint Technology, including payments under inventorship compensation Laws.

(c)           Generic Entry. As used in this Section 3.5(c), “Generic Competition” means, with respect to a given Product in a given country in the Territory, that (a) one or more Generic Products to such Product are available in such country and (b) […***…]. Notwithstanding any provision of this Agreement to the contrary, upon the occurrence of Generic Competition with respect to a Product in a given country in the Territory, any royalty payments owed with respect to such Product in such country pursuant to this Section 3.5 shall be reduced by […***…].

3.5.4.           Limitations on Adjustments. Notwithstanding anything herein to the contrary, in no event shall the royalties payable to Palatin for any Product under this Agreement […***…].

3.6.           Reports and Payments.

3.6.1.           Cumulative Royalties. The obligation to pay royalties under this Agreement shall be imposed only once with respect to any sale of any given unit of a Product.

3.6.2.           Royalty Statements and Payments. Within […***…] of the end of each Calendar Quarter, AMAG shall deliver to Palatin a report setting forth the following information for such Calendar Quarter, on a Product-by-Product, country-by-country and Territory-wide basis: (a) gross sales of each Product, (b) Net Sales of each Product, (c) deductions taken from gross sales (by category as set forth in the definition of Net Sales) to arrive at the Net Sales calculation, (d) the basis for any adjustments to the royalty payable for the sale of any such Product and (e) the royalty due hereunder for the sale of each such Product. No such reports shall be due for any such Product (i) before the First Commercial Sale of such Product or (ii) after the Royalty Term for such Product has expired in all countries in the Territory. The total royalty due for the sale of all such Products during such Calendar Quarter shall be remitted within […***…] following the delivery of such report.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[…***…]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED.

3.6.3.           Taxes and Withholding. It is understood and agreed between the Parties that any payments made by AMAG under this Agreement are inclusive of any value added or similar tax imposed upon such payments. In addition, in the event any payments made by AMAG pursuant to this Agreement become subject to withholding taxes under the Laws or regulations of any jurisdiction or Governmental Authority, AMAG shall deduct and withhold the amount of such taxes for the account of Palatin to the extent required by applicable Laws or regulations; such amounts payable to Palatin shall be reduced by the amount of taxes deducted and withheld; and AMAG shall pay the amounts of such taxes to the proper Governmental Authority in a timely manner and transmit to Palatin an official tax certificate or other evidence of such tax obligations together with proof of payment from the relevant Governmental Authority of all amounts deducted and withheld sufficient to enable Palatin to claim such payment of taxes. Any such withholding taxes required under applicable Laws or regulations to be paid or withheld shall be an expense of, and borne solely by, Palatin. AMAG will provide Palatin with reasonable assistance to enable Palatin to recover such taxes as permitted by applicable Laws or regulations.

3.6.4.           Currency. All amounts payable and calculations under this Agreement shall be in United States dollars. As applicable, Net Sales and any adjustments to payments under this Agreement shall be translated into United States dollars at the exchange rate used by AMAG for public financial accounting purposes. If, due to restrictions or prohibitions imposed by national or international authority, a given payment cannot be made as provided in this Section 3, the Parties shall consult with a view to finding a prompt and acceptable solution. If the Parties are unable to identify a mutually acceptable solution regarding such payment, then AMAG may elect, in its sole discretion, to deliver such payment in the relevant jurisdiction and in the local currency of the relevant jurisdiction.

3.6.5.           Method of Payment. Except as permitted pursuant to Section 3.6.4, each payment hereunder shall be made by electronic transfer in immediately available funds via either a bank wire transfer, an ACH (automated clearing house) mechanism, or any other means of electronic funds transfer, at AMAG’s election, to such bank account as Palatin shall designate in writing to AMAG at least […***…] before the payment is due.

3.6.6.           Record Keeping. AMAG shall keep and shall cause its Affiliates to keep books and accounts of record in connection with the sale of Products in sufficient detail to permit accurate determination of all figures necessary for verification of royalties and Sales Milestone Payments to be paid hereunder. AMAG and its Affiliates shall maintain such records for a period of at least […***…] after the end of the Calendar Quarter in which they were generated.

3.6.7.           Audits.

(a)           Palatin Audit Rights. Upon […***…] prior notice from Palatin, AMAG shall permit an independent certified public accounting firm of nationally recognized standing selected by Palatin and reasonably acceptable to AMAG, to examine, at Palatin’s sole expense, the relevant books and records of AMAG and

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[…***…]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED.

its Affiliates as may be reasonably necessary to verify the amounts reported by AMAG in accordance with Section 3.6.2 and the payment of royalties and Sales Milestone Payments hereunder. An examination by Palatin under this Section 3.6.7(a) shall occur not more than once in any Calendar Year and shall be limited to the pertinent books and records for any Calendar Year ending not more than […***…] before the date of the request. The accounting firm shall be provided access to such books and records at AMAG’s or its Affiliates’ facility(ies) where such books and records are normally kept and such examination shall be conducted during AMAG’s normal business hours. AMAG may require the accounting firm to sign a reasonably acceptable non-disclosure agreement before providing the accounting firm with access to AMAG’s or its Affiliates’ facilities or records. Upon completion of the audit, the accounting firm shall provide both AMAG and Palatin a written report disclosing any discrepancies in the reports submitted by AMAG or the royalties or Sales Milestone Payments paid by AMAG, and, in each case, the specific details concerning any discrepancies.

(b)           AMAG Audit Rights. Upon […***…] prior notice from AMAG, Palatin shall permit AMAG or an independent certified public accounting firm of nationally recognized standing selected by AMAG and reasonably acceptable to Palatin, to examine, at AMAG’s sole expense, the relevant books and records of Palatin and its Affiliates as may be reasonably necessary to verify Ongoing Program Expenses invoiced to AMAG pursuant to Section 3.2. An examination by AMAG under this Section 3.6.7(b) shall occur not more than once in any Calendar Year and shall be limited to the pertinent books and records for any Calendar Year ending not more than three (3) years before the date of the request. AMAG or the accounting firm, as applicable, shall be provided access to such books and records at Palatin’s or its Affiliates’ facility(ies) where such books and records are normally kept and such examination shall be conducted during Palatin’s normal business hours. Palatin may require the accounting firm to sign a reasonably acceptable non-disclosure agreement before providing the accounting firm with access to Palatin’s or its Affiliates’ facilities or records. Upon completion of the audit, AMAG or the accounting firm, as applicable, shall provide Palatin a written report disclosing any discrepancies in the Ongoing Program Expenses reported by Palatin or the corresponding reimbursements paid by AMAG, and, in each case, the specific details concerning any discrepancies.

3.6.8.           Underpayments/Overpayments. If any audit conducted pursuant to Section 3.6.7(a) concludes that additional royalties or Sales Milestone Payments were due to Palatin, then AMAG will pay to Palatin the additional royalties or Sales Milestone Payments, plus interest on the deficient amount, as calculated pursuant to Section 3.6.9, within […***…] of the date AMAG receives such accountant’s written report. […***…]. If any audit conducted pursuant to Section 3.6.7(a) concludes that AMAG overpaid royalties or Sales Milestone Payments to Palatin, or if any audit conducted pursuant to Section 3.6.7(b) concludes that Palatin overcharged AMAG reimbursements for Ongoing Program Expenses to Palatin, then Palatin will refund such overcharges or

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[…***…]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED.

overpayments to AMAG, plus interest as calculated pursuant to Section 3.6.9, within […***…] of the date Palatin receives the applicable audit report. […***…]

3.6.9.           Late Payments. Any payments due under this Agreement shall be due on such date as specified in this Agreement and, in the event such date is not a Business Day, then the next succeeding Business Day. In the event that any payment due under this Agreement is not made when due, the amount due shall accrue interest beginning on the […***…] following the date on which such payment was due, calculated at the […***…] for the due date, or, if lower, the maximum rate permitted by law, calculated from the due date until paid in full. Each payment made after the due date shall be accompanied by all interest so accrued. Notwithstanding the foregoing, a Party shall have recourse to any other remedy available at law or in equity with respect to any delinquent payment, subject to the terms of this Agreement.

3.6.10.                      Confidentiality. Notwithstanding any provision of this Agreement to the contrary, all reports and financial information of the Parties, their Affiliates or their Sublicensees which are provided to or subject to review by the other Party under this Section 3 shall be deemed to be the Confidential Information of the reporting or audited Party, as applicable, and subject to the provisions of Section 7.

3.7.           No Guarantee of Success. AMAG and Palatin acknowledge and agree that payments to Palatin pursuant to Section 3.3, Section 3.4 and Section 3.5: (a) have been included in this Agreement on the basis that they are only payable or otherwise relevant if a Product is successfully Developed or Commercialized, as applicable; and (b) are not intended to be used and will not be used as a measure of damages if this Agreement is terminated for any reason, including pursuant to AMAG’s right to terminate for convenience, before any such success is achieved and such amounts become due.

4.
PALATIN DEVELOPMENT OBLIGATIONS

4.1.           Overview. Palatin shall (a) use diligent efforts to conduct all development and regulatory activities, including clinical and CMC activities, necessary to file an NDA for a Product for the Initial Indication in the United States (including without limitation all activities set forth in Schedule 4.1(a)), and (b) upon AMAG’s request, provide AMAG with reasonable assistance necessary for AMAG to secure Regulatory Approval for such NDA (including without limitation all assistance set forth in Schedule 4.1(b)) (clauses (a) and (b), collectively the “Palatin Development Activities”). For the avoidance of doubt, Palatin Development Activities shall not include marketing, market research, commercialization plans or activities, pre-launch support or production of inventory in anticipation of launch. Palatin’s obligations under this Section 4.1 shall endure until they are successfully completed, regardless of whether Palatin’s costs of performing such obligations exceed the Program Expense Cap. Notwithstanding any provision of this Agreement to the contrary, AMAG may elect to perform one or more Palatin Development Activities itself, through its Affiliates or using Third Party contractors selected by AMAG.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[…***…]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED.

4.2.           Governance.

4.2.1.           Joint Steering Committee. The Parties hereby establish a joint steering committee (the “JSC”) as of the Effective Date to review, approve and oversee the Palatin Development Activities as described below.

(a)           Composition of the Joint Steering Committee. The JSC shall be comprised of […***…]. Each Party shall appoint its respective representatives to the JSC and may substitute any of its representatives, in its sole discretion, effective upon notice to the other Party of such change. Additional representatives or consultants may from time to time, by mutual consent of the Parties, be invited to attend JSC meetings, subject to such representatives and consultants undertaking confidentiality obligations, whether in a written agreement or by operation of law, no less stringent than the confidentiality provisions of this Agreement.

(b)           JSC Chairperson. The JSC Chairperson shall be a representative of AMAG.

4.2.2.           Meetings. During the Development Term, the JSC shall meet in accordance with a schedule established by mutual written agreement of the Parties, but no less frequently than (a) once per month until the filing of an NDA for a Product for the Initial Indication in the United States and (b) once per Calendar Quarter thereafter, at a location mutually agreed by the Parties. Alternatively, the JSC may meet by means of teleconference, videoconference or other similar means of communication. Each Party shall bear its own expenses relating to attendance at such meetings by its representatives.

4.2.3.           JSC Responsibilities. The JSC shall have the following responsibilities:

(a) reviewing, approving, monitoring and overseeing all Palatin Development Activities, including ensuring AMAG’s ability to review and comment on all materials, discussions and strategies related to, and to attend, as applicable, (i) clinical studies (including related protocols and final study reports) to be conducted by Palatin pursuant to the Palatin Development Activities, (ii) any meetings or discussions with any Regulatory Authorities with respect thereto, including any pre-NDA meetings and (iii) interactions with scientific advisors and key opinion leaders with respect thereto;

(b) establishing procedures for maintaining and recording the costs incurred in conducting the Palatin Development Activities, and establish and update as required approved budgets for Palatin Development Activities;

(c)  establishing procedures to allow AMAG to audit Palatin’s Third Party vendors with respect to the Palatin Development Activities;

(d) forming such other committees and sub-committees as the JSC may deem appropriate, provided that such committees and sub-committees may

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[…***…]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED.

make recommendations to the JSC but may not be delegated JSC decision-making authority; and

(e)  performing such other activities as the Parties agree in writing shall be the responsibility of the JSC.

4.2.4.           Action by Consensus; Final Decision Making Authority. In spite of the number of AMAG JSC representatives or Palatin JSC representatives, each Party shall have one vote, and the JSC shall make decisions by consensus. If the JSC is unable to reach consensus with respect to a given matter, then the JSC representatives of either Party may submit such matter to the Chief Executive Officers of the Parties, or their designees (any such designee to be a senior member of the designating Chief Executive Officer’s management team) for resolution. If such matter is not resolved within […***…] following such escalation, then […***…] shall have final decision-making authority with respect to such matter.

4.2.5.           Limits on JSC Authority. Notwithstanding any provision of this Agreement to the contrary, (a) each Party shall retain the rights, powers and discretion granted to it under this Agreement and no such rights, powers, or discretion shall be delegated to or vested in the JSC unless such delegation or vesting of rights is expressly provided for in this Agreement or the Parties expressly so agree in writing and (b) the JSC shall not have the power to amend this Agreement or otherwise modify or waive compliance with this Agreement in any manner.

4.2.6.           Term. The JSC shall be dissolved immediately upon expiration of the Development Term unless the Parties otherwise agree in writing.

5.
PRODUCT DEVELOPMENT AND COMMERCIALIZATION.

5.1.           General. Subject to the provisions of Section 4, AMAG shall have sole authority over and control of the Development, Manufacture, Regulatory Approval and Commercialization of Compounds, Products, Pharmaceutical Products and Product Delivery Devices in the Territory.

5.2.           Diligence.

5.2.1.           Regulatory Approval. Once Palatin has successfully completed all Palatin Development Activities necessary to file an NDA for a Product for the Initial Indication in the United States, and subject to Palatin’s continuing performance of its obligations under Section 4.1, AMAG will use Commercially Reasonable Efforts to secure Regulatory Approval of such NDA in the United States.

5.2.2.           Commercial Diligence. Once the NDA described in Section 5.2.1 has received Regulatory Approval in the United States with respect to the Initial Indication, AMAG will use Commercially Reasonable Efforts to Commercialize the Product covered by such NDA in the United States with respect to the Initial Indication.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[…***…]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED.

5.2.3.           Exceptions to Diligence Obligations. Notwithstanding any provision of this Agreement to the contrary, AMAG will be relieved of all AMAG Diligence Obligations to the extent that:

(a)           AMAG or Palatin receives or generates any safety, tolerability or other data indicating or signaling that a Product has or would have an unacceptable risk-benefit profile or is otherwise not suitable for initiation or continuation of Clinical Trials;

(b)           AMAG or Palatin receive any notice, information or correspondence from an applicable Regulatory Authority, or an applicable Regulatory Authority takes any action, that indicates that a Product is unlikely to receive Regulatory Approval with respect to the Initial Indication; or

(c)           Palatin fails to satisfactorily perform the Palatin Development Activities or other obligations under this Agreement and such failure prevents AMAG from fulfilling the AMAG Diligence Obligations.

5.2.4.           Assertion of AMAG Diligence Obligation Claims. If Palatin is, becomes or reasonably should be aware of facts that might form a reasonable basis to allege that AMAG has failed to meet any of its obligations under Section 5.2.1 or Section 5.2.2, then Palatin will promptly notify AMAG in writing of such potential alleged performance failure (each such potential alleged performance failure, a “Diligence Issue”). Promptly upon AMAG’s receipt of any notice of a Diligence Issue pursuant to this Section 5.2.4, AMAG will contact Palatin to discuss the specific nature of such Diligence Issue and seek to identify an appropriate corrective course of action. If, no later than […***…] after AMAG’s receipt of such a notice, (a) the Parties have not reached consensus regarding whether AMAG has failed to satisfy its obligations pursuant to Section 5.2.1 or Section 5.2.2 and (b) the Parties have not agreed upon an appropriate corrective course of action for such Diligence Issue, then such Diligence Issue will be escalated and resolved pursuant to the dispute resolution provisions set forth in Section 11.10.

5.2.5.           Remedies for Breach of AMAG Diligence Obligations. If AMAG materially breaches any AMAG Diligence Obligation and fails to remedy such breach within […***…] of AMAG’s receipt of notice of such breach from Palatin, then Palatin may, in its sole discretion, elect to either (a) terminate this Agreement pursuant to the provisions of Section 9.7.1(a) on a Product-by-Product and country-by-country basis, but only to the extent that a Product in a given country in the Territory is directly and adversely impacted by such uncured material breach or (b) convert any exclusive license granted to AMAG under this Agreement with respect to a Product in a given country in the Territory into non-exclusive license, but only to the extent that such Product in such country is directly and adversely impacted by such uncured material breach. Palatin acknowledges and agrees that the elections set forth in this Section 5.2.5: (i) have been negotiated by the Parties to fully address any harm that Palatin may incur as a result of AMAG’s material breach of the AMAG Diligence Obligations and (ii) constitute Palatin’s sole and exclusive remedies with respect to any breach by AMAG of any AMAG Diligence Obligation.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[…***…]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED.

5.2.6.           No Other Covenants. Except as expressly set forth in Section 5.2, AMAG makes no representation, warranty or covenant, either express or implied, that (A) it will successfully Develop, Manufacture, Commercialize or continue to Develop, Manufacture or Commercialize any Product in any country, (B) if Commercialized, that any Product will achieve any particular sales level, whether in any individual country or cumulatively throughout the Territory or (C) AMAG will devote, or cause to be devoted, any level of diligence or resources to Developing, Manufacturing or Commercializing any Product in any country, or in the Territory in general.

5.3.           Regulatory Approvals. AMAG or its designated Affiliate(s) or Sublicensee(s) shall have the sole authority, at their sole expense except as otherwise set forth in this Agreement, to file applications for Regulatory Approval of Products, Pharmaceutical Products and Product Delivery Devices in the Field in the Territory, including communicating with any Regulatory Authority both prior to and following Regulatory Approval. As between the Parties, AMAG shall be the sole and exclusive owner of all such Regulatory Approval applications (including NDAs) and all regulatory correspondence and filings with respect to such Regulatory Approval applications and Regulatory Approvals granted thereon. Palatin shall, and shall require its Affiliates and sublicensees to, consult and reasonably cooperate with AMAG with respect to applications for Regulatory Approval of any Products, Pharmaceutical Products or Product Delivery Devices outside the Territory, including allowing AMAG a reasonable opportunity and reasonable time to review and comment regarding relevant communications with applicable Regulatory Authorities outside the Territory.

5.4.           Adverse Event Reporting; Pharmacovigilance Agreement. AMAG shall be solely responsible for maintaining the global safety database for Products. […***…]. As between the Parties: (a) AMAG shall be responsible for the pharmacovigilance surveillance and timely reporting of all relevant adverse drug reactions/experiences, Product quality, Product complaints and Safety Data relating to any Compound, Product, Pharmaceutical Product or Product Delivery Device to the appropriate Regulatory Authorities in the Territory; and (b) Palatin or its licensee(s) shall be responsible for the pharmacovigilance surveillance and timely reporting of all relevant adverse drug reactions/experiences, Product quality, Product complaints and Safety Data relating to any Compound, Product, Pharmaceutical Product or Product Delivery Device to the appropriate Regulatory Authorities outside the Territory, in each case in accordance with applicable Laws. The Parties shall cooperate with each other with respect to their respective pharmacovigilance responsibilities, and each Party shall be solely responsible for costs relating to its respective pharmacovigilance responsibilities, unless agreed otherwise by the Parties in writing. Within […***…] after the Effective Date, the Parties shall enter into a pharmacovigilance agreement on terms that comply with ICH guidelines, including: (i) providing detailed procedures regarding the maintenance of core safety information and the exchange of Safety Data relating to all Compounds, Products, Pharmaceutical Products and Product Delivery Devices worldwide within appropriate timeframes and in an appropriate format to enable each Party to meet both expedited and periodic regulatory reporting requirements; and (ii) ensuring compliance with the reporting requirements of all applicable Regulatory Authorities on a worldwide basis for the reporting of Safety Data in accordance with standards stipulated in the ICH guidelines, and all applicable regulatory and legal requirements regarding the management of Safety Data.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[…***…]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED.

5.5.           Commercialization Activities.

5.5.1.           General. AMAG shall have sole and exclusive control, at its sole expense, over all matters relating to the Commercialization of Compounds, Products, Pharmaceutical Products and Product Delivery Devices in the Field in the Territory, including sole and exclusive control over (a) pricing of Products and (b) the negotiation of Product pricing with Regulatory Authorities and other Third Parties.

5.5.2.           Branding.

(a)           General. AMAG and its designated Affiliates or Sublicensees shall have the right to brand all Products in the Territory using any one or more Trademarks, including any Product Brand, that it determines appropriate for a Product, which may vary by country or within a country. AMAG or its designated Affiliates or Sublicensees shall own all rights, title and interests in and to such Trademarks and AMAG or such Affiliates or Sublicensees may file, seek registration of and maintain such Trademarks in the countries and regions they determine reasonably necessary.

(b)           Product Brands. Promptly upon AMAG’s written request, Palatin shall assign to, and shall cause its Affiliates to assign to, AMAG all rights, title and interests in and to all Trademarks owned or Controlled by Palatin or its Affiliates in the Territory and intended for use in connection with the Commercialization of any Product in the Territory (the “Product Brands”). Without limiting the foregoing, Product Brands includes the Trademarks and associated registrations and applications listed in Schedule 5.5.2(b).

(c)           License Prior to Assignment. Effective as of the Effective Date, Palatin hereby grants to AMAG an exclusive (exclusive even as to Palatin), sublicensable, royalty-free, fully paid-up, perpetual license to use the Product Brands in connection with the Development, Manufacture and Commercialization of Compounds, Products, Pharmaceutical Products and Product Delivery Devices in the Territory. For so long as AMAG uses the Product Brands pursuant to the license set forth in this Section 5.5.2(c), AMAG shall, and shall cause its Affiliates and Sublicensees to, ensure that the quality of the Compounds, Products, Pharmaceutical Products and Product Delivery Devices, and the Manufacture and Commercialization thereof, marketed under the Product Brands shall be consistent with the standards of quality customary in the pharmaceuticals industry. If, during such time, Palatin reasonably objects to a proposed usage of a Product Brand by AMAG, then it shall give written notice of such objection to AMAG specifying the way in which such usage of the Product Brand fails to meet the quality or quality control standards for such Product Brand, and the Parties shall work in good faith to ensure that such usage is modified to meet all applicable quality and quality control standards.

(d)           Quiet Enjoyment. Palatin shall not, and shall ensure that its Affiliates and sublicensees shall not, contest, oppose or challenge AMAG’s

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[…***…]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED.

license under, or ownership of, the Product Brands. Neither Palatin nor its Affiliates or sublicensees shall use or seek to register, anywhere in the world, any Trademark (other than the registration of Product Brands outside the Territory) which is confusingly similar to any Trademark used by or on behalf of AMAG, its Affiliates or Sublicensees in connection with any Product, or otherwise do or suffer to be done any act or thing that will in any way impair AMAG’s ownership of or rights in and to any such Trademark or that may depreciate the value of such Trademark.

5.5.3.           Ex-Territory Sales. Subject to applicable Law, Palatin, its Affiliates and its licensees shall not engage in any advertising or promotional activities relating to any Product directed primarily to customers or other buyers or users of any Product located in the Territory, or accept orders for Compounds, Products, Pharmaceutical Products or Product Delivery Devices from or sell Compounds, Products, Pharmaceutical Products or Product Delivery Devices into the Territory, and if Palatin receives any such order it shall refer such order to AMAG.

5.5.4.           Export Monitoring. Palatin shall not, and shall use reasonable efforts to not permit its Affiliates and its licensees to, export Compounds, Products, Pharmaceutical Products or Product Delivery Devices from outside the Territory for Commercialization in the Territory, and shall promptly inform AMAG of any such exports of Compounds, Products, Pharmaceutical Products or Product Delivery Devices and the actions taken to prevent such exports. Palatin will take all reasonable actions requested in writing by AMAG that are consistent with applicable Law to prevent Third Party exports of Compounds, Products, Pharmaceutical Products or Product Delivery Devices from outside the Territory for Commercialization in the Territory.

5.6.           Manufacturing.

5.6.1.           General. AMAG shall have the non-exclusive right in the Territory, and the non-exclusive right outside the Territory, to Manufacture Compounds, Products, Pharmaceutical Products and Product Delivery Devices itself or through one or more Affiliates or Third Parties selected by AMAG in its sole discretion. For clarity, AMAG shall have no diligence obligations with respect to the Manufacture of Compounds, Products, Pharmaceutical Products or Product Delivery Devices except to the extent necessary to fulfill its obligations under Section 5.2.1 or Section 5.2.2.

5.6.2.           Assignment of Existing Supply Agreements. On the Effective Date, Palatin will assign, and will cause its Affiliates to assign, to AMAG or its designee all contracts to which Palatin or any of its Affiliates are a party that relate to the manufacture or supply of any Compound, Product, Pharmaceutical Product or Product Delivery Device, including those contracts listed in Schedule 2.11.

5.6.3.           Cooperation. Without limiting the foregoing Section 4.1, Palatin shall provide all reasonable cooperation to AMAG for AMAG to (a) continue, assume and direct the negotiation of all contracts that are under negotiation by Palatin or its Affiliates as of the Execution Date and relate to the manufacture or supply of any Compound,

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[…***…]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED.

Product, Pharmaceutical Product or Product Delivery Device, including without limitation (i) the contract that is under negotiation between Palatin and Ypsomed AG as of the Execution Date and (ii) the contract that is under negotiation between Palatin and Lonza Ltd as of the Execution Date and (b) perform its obligations under the Catalent Agreements, including without limitation delivering or causing the delivery of raw materials in Palatin’s possession or control to Catalent on a timely basis and without additional charge to AMAG.

5.6.4.           Transfer of Compound Inventories. Palatin agrees to transfer title and assign, and does hereby transfer title and assign, to AMAG, effective as of the date on which an NDA with respect to the Initial Indication is accepted by the FDA, all inventories that are owned or Controlled by Palatin with respect to any Compound, Product, Pharmaceutical Product or Product Delivery Device, including without limitation all bulk drug substance, finished drug products, APIs, manufacturing equipment, raw materials, auto-injector devices and tooling, in all cases in totality as of the date of transfer. Palatin shall, upon AMAG’s request and at AMAG’s expense, ship such inventory to addresses provided by AMAG.

5.6.5.           Manufacturing Technology Transfer. Without limiting Palatin’s obligations under Section 2.7, within […***…] following the Effective Date, Palatin shall transfer to AMAG all Know-How and physical embodiments thereof then Controlled by Palatin or its Affiliates that are necessary or useful to enable AMAG to Manufacture Compounds, Products, Pharmaceutical Products and Product Delivery Devices for clinical or commercial use, including bulk drug substance, finished drug products, placebos, tooling, prototypes, manufacturing equipment, raw materials, auto-injector devices, analytical methods and batch records, in accordance with all applicable product specifications, requirement of applicable regulatory filings, and current Good Manufacturing Practices and equivalent Laws outside the United States (“cGMP”) (such Know-How collectively referred to herein as “Manufacturing Know-How”). For the avoidance of doubt, and without limitation, Manufacturing Know-How shall include copies or samples, as applicable, of all relevant documentation, regulatory filings, specifications, processes, master drug files, materials and other embodiments of such Know-How. Thereafter, throughout the Term and at AMAG’s request, Palatin will (a) transfer to AMAG any and all updated, improved and subsequently developed Manufacturing Know-How and (b) make available to AMAG Palatin’s qualified technical personnel to assist AMAG in understanding and applying the Manufacturing Know-How to enable AMAG to Manufacture Compounds, Products, Pharmaceutical Products and Product Delivery Devices for clinical or commercial use (including qualification of facilities used to Manufacture Compounds, Products, Pharmaceutical Products or Product Delivery Devices).

5.6.6.           Supply Among the Parties. Upon Palatin’s request and following Palatin’s fulfillment of its obligations under this Section 5.6, the Parties will negotiate in good faith the terms of a clinical and commercial supply agreement, pursuant to which AMAG or its designees will supply Products to Palatin or its designees (solely to the extent that AMAG is manufacturing such Products for its own use) for use outside the

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Territory. The Parties’ entry into any such supply agreement is conditioned upon negotiation of terms and conditions that are mutually acceptable to both Parties.

5.7.           Other AMAG Programs. Palatin understands and acknowledges that AMAG may have present or future initiatives or opportunities, including initiatives or opportunities with its Affiliates or Third Parties, involving products, programs, technologies or processes that are similar to, and in some instances may compete with, a Product, program, technology or process covered by this Agreement. Palatin acknowledges and agrees that nothing in this Agreement will be construed as a representation, warranty, covenant or inference that AMAG will not itself Develop, Manufacture or Commercialize or enter into business relationships with one or more of its Affiliates or Third Parties to Develop, Manufacture or Commercialize products, programs, technologies or processes that are similar to or that may compete with any product, program, technology or process covered by this Agreement, provided that, for clarity, AMAG will not use Palatin’s Confidential Information in breach of this Agreement.

6.
INTELLECTUAL PROPERTY.

6.1.           Ownership of Intellectual Property.

6.1.1.           Ownership of Inventions. Subject to the grant of licenses to AMAG under Section 2 and the Parties’ other rights and obligations under this Agreement, each Party shall own all rights, title and interests in and to: (a) any and all Know-How, Compounds and Products (i) owned by such Party prior to the Effective Date or (ii) made solely by or on behalf of such Party or its Representatives in connection with their activities under this Agreement and (b) any and all Patent Rights claiming any such Know-How, Compounds or Products described in clause (a) of this Section 6.1.1. Inventorship shall be determined in accordance with United States patent laws.

6.1.2.           Ownership of Sponsored Technology. Notwithstanding any provision of Section 6.1.1 to the contrary, AMAG shall own all rights, title and interests in and to: (a) any and all Know-How, whether or not patentable and including all pharmacological, toxicological, pre-clinical, clinical, analytical, quality control and other data, discovered, developed or made solely by or on behalf of Palatin or its Representatives in connection with the Palatin Development Activities or made jointly by or on behalf of (i) Palatin or its Representatives and (ii) AMAG or its Representatives in connection with the Palatin Development Activities (“Sponsored Know-How”) and (b) any and all Patent Rights claiming any invention included in Sponsored Know-How (“Sponsored Patent Rights,” and, together with Sponsored Know-How, “Sponsored Technology”). Palatin agrees to assign and hereby perpetually and irrevocably assigns, and shall cause its Representatives to assign, to AMAG all rights, title and interests throughout the world in and to any and all Sponsored Technology. Further, Palatin shall, and shall cause its Representatives to (a) deliver all physical embodiments of Sponsored Technology to AMAG and (b) execute any and all assignments, applications for domestic and foreign patents and other documents and to do such other acts (including the execution and delivery of instruments of further assurance or confirmation) reasonably requested by AMAG to assign the Sponsored Technology to AMAG and to permit AMAG or its designees to practice and enforce the Sponsored Technology. The Parties shall discuss in good faith the terms

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pursuant to which AMAG may grant Palatin a license under the Sponsored Technology to use, have used, Develop, have Developed, Manufacture, have Manufactured, Commercialize and have Commercialized Compounds and Products in the Field outside the Territory.

6.1.3.           Ownership of Joint Technology. The Parties shall jointly own any Joint Technology. Subject to the grant of licenses to AMAG under Section 2 and the Parties’ other rights and obligations under this Agreement, each Party shall be free to exploit, either itself or through the grant of licenses to Third Parties (which Third Party licenses may be further sublicensed), Joint Patent Rights and Joint Know-How throughout the world without restriction, without the need to obtain further consent from or provide notice to the other Party, and without any duty to account or otherwise make any payment of any compensation to the other Party.

6.2.           Patent Rights.

6.2.1.           Filing, Prosecution and Maintenance of Palatin Patent Rights and Joint Patent Rights. AMAG shall have the first right with respect to the Palatin Patent Rights in the Territory and the Joint Patent Rights (collectively, the “Program Patent Rights”), but not the obligation, to prepare, file, prosecute and maintain the Program Patent Rights at AMAG’s sole cost and expense. AMAG shall consult and reasonably cooperate with Palatin with respect to the preparation, filing, prosecution and maintenance of the Program Patent Rights, including: (i) allowing Palatin a reasonable opportunity and reasonable time to review and comment regarding relevant communications to AMAG and drafts of any responses or other proposed filings by AMAG before any applicable filings are submitted to any relevant patent office or Governmental Authority and (ii) considering in good faith any reasonable comments offered by Palatin with respect to any final filings submitted by AMAG to any relevant patent office or Governmental Authority. Palatin shall promptly execute such documents and perform such acts as may be reasonably necessary for AMAG to prepare, file, prosecute and maintain the Program Patent Rights, including making available to AMAG its authorized attorneys, agents or representatives, or such of its employees, in each case, as are reasonably necessary to assist AMAG in obtaining and maintaining the patent protection described in this Section 6.2.1. If AMAG elects not to file a patent application for an invention or application included in the Program Patent Rights in a given country or elects to cease the prosecution or maintenance of any Program Patent Right in a given country, then AMAG shall provide Palatin with written notice promptly, but not less than […***…] before any action is required, upon the decision to not file or continue the prosecution of such patent application or maintenance of such patent. In such event, Palatin shall have the right, but not the obligation, to file or continue prosecution or maintenance of any such Program Patent Right in such country and at Palatin’s expense. Further, in such event AMAG shall promptly execute such documents and perform such acts as may be reasonably necessary for Palatin to prepare, file, prosecute and maintain the Program Patent Rights, including making available to Palatin its authorized attorneys, agents or representatives, or such of its employees, in each case, as are reasonably necessary to assist Palatin in obtaining and maintaining the patent protection described in this Section 6.2.1. Further, Palatin shall not, and shall not permit any of its Affiliates or

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sublicensees to, take any action with respect to the filing, prosecution, maintenance or enforcement of any Palatin Patent Right outside the Territory that may reasonably be expected to adversely impact the rights granted to AMAG under this Agreement, including AMAG’s exclusive rights in the Palatin Patent Rights within the Territory. Without limiting the foregoing, Palatin shall consult and reasonably cooperate with AMAG with respect to the preparation, filing, prosecution and maintenance of the Palatin Patent Rights outside the Territory, including: (A) allowing AMAG a reasonable opportunity and reasonable time to review and comment regarding relevant communications to Palatin and drafts of any responses or other proposed filings by Palatin before any applicable filings are submitted to any relevant patent office or Governmental Authority and (B) considering in good faith any reasonable comments offered by AMAG with respect to any final filings submitted by Palatin to any relevant patent office or Governmental Authority.

6.2.2.           Filing, Prosecution and Maintenance of AMAG Patent Rights and Sponsored Patent Rights. AMAG shall have the sole right, but no obligation, to file, prosecute and maintain the Patent Rights that it owns or to which it otherwise has Control of prosecution rights, including the AMAG Patent Rights and Sponsored Patent Rights, in its sole discretion.

6.2.3.           Enforcement and Defense of Patent Rights.

(a)           Enforcement of Palatin Patent Rights and Joint Patent Rights. Each Party will promptly notify the other in the event of any actual, potential or suspected infringement of a patent under the Palatin Patent Rights in the Territory or the Joint Patent Rights anywhere in the world by any Third Party. As between AMAG and Palatin, AMAG shall have the first right, except as otherwise provided in this Section 6.2.3, but not the obligation, to institute litigation or take other steps to remedy infringement in connection therewith, and any such litigation or steps […***…]. AMAG shall not, without the prior written consent of Palatin, enter into any compromise or settlement relating to such litigation that (i) admits the invalidity or unenforceability of any Palatin Patent Right in the Territory or Joint Patent Right anywhere in the world or (ii) requires AMAG or Palatin to abandon or relinquish any Palatin Patent Right in the Territory or Joint Patent Right anywhere in the world. If necessary in order to establish standing for AMAG, Palatin, upon request of AMAG, agrees to timely commence or to join in any such litigation, and in any event to cooperate with AMAG in such litigation or steps, all at AMAG’s expense. Palatin will have the right to consult with AMAG about such litigation and to participate in and be represented by independent counsel in such litigation at Palatin’s own expense. If AMAG fails to institute such litigation or otherwise take steps to remedy the actual, potential or suspected infringement of a Palatin Patent Right in the Territory or Joint Patent Right anywhere in the world (A) within […***…] of its receipt of notice thereof in the case of a Palatin Patent Right, or (B) within […***…] of its receipt of notice thereof in the case of a Joint Patent Right, then Palatin shall have the right, but not the obligation, upon […***…] prior notice to AMAG, at Palatin’s expense, to institute any such litigation and Palatin will solely retain any

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recoveries resulting from such litigation or steps. If necessary in order to establish standing for Palatin, AMAG, upon request of Palatin, agrees to timely commence or to join in any such litigation, and in any event to cooperate with Palatin in such litigation or steps at Palatin’s expense. AMAG will have the right to consult with Palatin about such litigation and to participate in and be represented by independent counsel in such litigation at AMAG’s own expense. Palatin shall not, without the prior written consent of AMAG, enter into any compromise or settlement relating to such litigation that (i) admits the invalidity or unenforceability of any Palatin Patent Right in the Territory or Joint Patent Right anywhere in the world or (ii) requires AMAG or Palatin to abandon or relinquish any Palatin Patent Right in the Territory or Joint Patent Right anywhere in the world. Except in the case of a breach of a term of this Agreement, neither Party shall incur any liability to the other Party as a consequent of any litigation initiated or pursued pursuant to this Section 6.2.3(a) or any unfavorable decision resulting therefrom, including any decision holding any Palatin Patent Right or Joint Patent Right invalid or unenforceable.

(b)           Enforcement of AMAG Patent Rights and Sponsored Patent Rights. AMAG shall have the sole right, but no obligation, to take action to obtain a discontinuance of infringement or bring suit against a Third Party infringing or challenging the validity or enforceability of any AMAG Patent Right or Sponsored Patent Right.

(c)           Enforcement of Palatin Patent Rights Outside the Territory. Palatin shall have the sole right, but no obligation, to take action to obtain a discontinuance of infringement or bring suit against a Third Party infringing or challenging the validity or enforceability of any Palatin Patent Right outside the Territory.

6.2.4.           Allegations of Infringement and Right to Seek Third Party Licenses.

(a)           Notice. If the Development, Manufacture, Commercialization or use of any Compound, Product, Pharmaceutical Product or Product Delivery Device, the practice of any Palatin Technology or Joint Technology, or the exercise of any other right granted by Palatin to AMAG hereunder (collectively, the “Licensed Activities”) by AMAG or any of its Affiliates or Sublicensees is alleged by a Third Party to infringe, misappropriate or otherwise violate such Third Party’s Patent Rights or other intellectual property rights, then the Party discovering the same shall, promptly upon becoming aware of such allegation, notify the other Party in writing. Additionally, if either Party determines that, based upon the review of any Third Party Patent Right or other Third Party intellectual property rights, it may be desirable to obtain a license from such Third Party with respect thereto so as to avoid any potential claim of infringement by such Third Party against either Party or their respective Affiliates or Sublicensees, then such Party shall promptly notify the other Party of such determination.

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(b)           AMAG Option to Negotiate. If AMAG determines, in its sole discretion, that, in order for AMAG, its Affiliates or Sublicensees to engage in the Licensed Activities, it is necessary or desirable to obtain a license under one or more Patent Rights or other intellectual property rights Controlled by a Third Party (collectively, “Third Party IP Rights”), then AMAG shall have the sole right, but not the obligation, to negotiate and enter into a license or other agreement with such Third Party. All amounts payable under any such license or agreement with a Third Party shall reduce AMAG’s royalty obligations under this Agreement as and to the extent provided in Section 3.5.3(a).

6.2.5.           Third Party Infringement Suits. Each of the Parties shall promptly notify the other in the event that any Third Party files any suit or brings any other action alleging patent infringement by AMAG or Palatin or any of their respective Affiliates or Sublicensees with respect to the Development, Manufacture, Commercialization or use of any Compound, Product, Pharmaceutical Product or Product Delivery Device or the practice of any Palatin Technology or Joint Technology (any such suit or other action referred to herein as an “Infringement Claim”). In the case of any Infringement Claim against AMAG (including its Affiliates or Sublicensees) alone or against both AMAG and Palatin (including its Affiliates), AMAG shall have the right, but not the obligation, at AMAG’s sole cost and expense subject to the provisions of this Section 6.2.5, to control the defense of such Infringement Claim, including control over any related litigation, settlement, appeal or other disposition arising in connection therewith. Palatin, upon request of AMAG, agrees to join in any litigation associated with any Infringement Claim at AMAG’s expense and in any event to reasonably cooperate with AMAG at AMAG’s expense (in all cases subject to Palatin’s indemnification obligations under Section 10.3). Palatin will have the right to consult with AMAG concerning any Infringement Claim and to participate in and be represented by independent counsel in any associated litigation in which Palatin is a party at Palatin’s own expense. AMAG shall not, without the prior written consent of Palatin, enter into any compromise or settlement relating to such litigation that (i) admits the invalidity or unenforceability of any Palatin Patent Right in the Territory or Joint Patent Right anywhere in the world or (ii) requires AMAG or Palatin to abandon or relinquish any Palatin Patent Right in the Territory or Joint Patent Right anywhere in the world. If AMAG elects to control the defense of any Infringement Claim and Palatin is obligated under Section 10.3 to indemnify AMAG (including any AMAG Indemnified Party) with respect to such Infringement Claim, then (a) […***…] and (b) Palatin will otherwise indemnify AMAG and any applicable AMAG Indemnified Parties to the full extent provided for under Section 10.3. In the case of any Infringement Claim against Palatin (including Palatin’s Affiliates) alone, Palatin shall have the right, but not the obligation, at Palatin’s sole cost and expense, to control the defense of such Infringement Claim, including control over any related litigation, settlement, appeal or other disposition arising in connection therewith; provided that Palatin shall not, without the prior written consent of AMAG, enter into any compromise or settlement relating to such litigation that (i) admits the invalidity or unenforceability of any Palatin Patent Right in the Territory or Joint Patent Right anywhere in the world or (ii) requires AMAG or Palatin to abandon or relinquish any Palatin Patent Right in the Territory or Joint Patent Right anywhere in the world.

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AMAG shall have the right to consult with Palatin concerning such Infringement Claim and AMAG, upon request of Palatin, will reasonably cooperate with Palatin at Palatin’s expense (but AMAG shall have no obligation to join any Infringement Claim or associated litigation).

6.2.6.           Other Actions by Third Parties. Each Party shall promptly notify the other Party in the event of any legal or administrative action by any Third Party involving any Palatin Patent Right in the Territory or Joint Patent Right anywhere in the world of which it becomes aware, including any nullity, revocation, interference, reexamination or compulsory license proceeding. AMAG shall have the first right, but no obligation, to defend against any such action involving any Palatin Patent Right in the Territory or Joint Patent Right anywhere in the world, in its own name (to the extent permitted by applicable Law), and any such defense shall be at AMAG’s reasonable expense, subject to Palatin’s indemnification obligations under Section 10. Palatin, upon AMAG’s request, agrees to join in any such action at AMAG’s expense and in any event to cooperate with AMAG at AMAG’s expense. If AMAG fails to defend against any such action involving a Palatin Patent Right or Joint Patent Right, then Palatin shall have the right to defend such action, in its own name, and any such defense shall be at Palatin’s expense. In such event, AMAG, upon Palatin’s request, shall reasonably cooperate with Palatin in any such action at Palatin’s expense.

6.2.7.           Orange Book Information. AMAG shall have the sole right, but not the obligation, to submit to all applicable Governmental Authorities patent information pertaining to each Product pursuant to 21 U.S.C. § 355(b)(1)(G) (or any amendment or successor statute thereto), or any similar statutory or regulatory requirement in any non-U.S. country or other regulatory jurisdiction in the Territory.

6.2.8.           Paragraph IV Type Notices. Notwithstanding any provision of this Agreement to the contrary, each Party shall immediately (but in no event later than two (2) Business Days following receipt or discovery, whichever occurs first) give written notice to the other of any certification of which it becomes aware filed pursuant to any statutory or regulatory requirement in any country in the Territory similar to 21 U.S.C. § 355(b)(2)(A)(iv) or § 355(j)(2)(A)(vii)(IV) (or any amendment or successor statute thereto) claiming that any Palatin Patent Right in the Territory or Joint Patent Right anywhere in the world covering any Compound, Product or Pharmaceutical Product is invalid or that infringement will not arise from the Development, Manufacture, use or Commercialization of such Compound, Product or Pharmaceutical Product by a Third Party. Upon the giving or receipt of such notice, AMAG shall have the sole right, but not the obligation, to bring an infringement action against such Third Party at AMAG’s sole cost and expense. If necessary in order to establish standing in connection with any action brought by AMAG under this Section 6.2.8, Palatin, upon AMAG’s request, shall reasonably cooperate with AMAG in any such action at AMAG’s expense and shall timely commence or join in any such action at AMAG’s request and expense. In the event of any conflict between the terms of this Section 6.2.8 and the terms of Section 6.2.3(a), the terms of this Section 6.2.8 shall control and govern.

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6.2.9.           Patent Term Restoration and Extension. AMAG shall have the exclusive right, but not the obligation, to seek, in Palatin’s name if so required, patent term extensions, and supplemental protection certificates and the like available under Law, including 35 U.S.C. § 156 and applicable foreign counterparts, in any country in the Territory in relation to the Palatin Patent Rights and in any country in the world in relation to the Joint Patent Rights at AMAG’s sole cost and expense. Palatin and AMAG shall cooperate in connection with all such activities. AMAG, its agents and attorneys will give due consideration to all suggestions and comments of Palatin regarding any such activities, but in the event of a disagreement between the Parties, AMAG will have the final decision-making authority; provided, however, that AMAG shall seek (or allow Palatin to seek) to extend any Palatin Patent Right at Palatin’s request, including through the use of supplemental protection certificates and the like, unless in AMAG’s reasonable legal determination such Palatin Patent Right may not be extended under Law without limiting AMAG’s right to extend any other Patent Right.

6.3.           Enforcement and Defense of Know-How.

6.3.1.           Misappropriation Actions Relating to Palatin Know-How and Joint Know-How. Each Party will promptly notify the other in the event of any actual, potential or suspected misappropriation of any Palatin Know-How or Joint Know-How by any Third Party. As between AMAG and Palatin, AMAG shall have the first right, except as otherwise provided in this Section 6.3.1, but not the obligation, to institute litigation or take other steps to remedy misappropriation of the Palatin Know-How in the Territory or of the Joint Know-How in connection therewith, and any such litigation or steps shall be at AMAG’s expense, subject to Palatin’s obligation to indemnify AMAG for such expenses pursuant to Section 10; provided that any recoveries resulting from such litigation or steps after deducting AMAG’s out of pocket expenses (including counsel fees and expenses and any amounts paid to Palatin for its cooperation with such litigation) in pursuing such claim, will be […***…]. AMAG shall not, without the prior written consent of Palatin, enter into any compromise or settlement relating to such litigation that (a) admits that all or any portion of the Palatin Know-How or Joint Know-How is not protectable under relevant trade secret Laws or (b) requires AMAG or Palatin to abandon or relinquish trade secret protection for any Palatin Know-How or Joint Know-How. If necessary in order to establish standing for AMAG, Palatin, upon request of AMAG, agrees to timely commence or to join in any such litigation, at AMAG’s expense, and in any event to cooperate with AMAG in such litigation or steps at AMAG’s expense. Palatin will have the right to consult with AMAG about such litigation and to participate in and be represented by independent counsel in such litigation at Palatin’s own expense. If AMAG fails to institute such litigation or otherwise take steps to remedy the actual, potential or suspected misappropriation of any Palatin Know-How in the Territory or Joint Know-How anywhere in the world (i) within […***…] of its receipt of notice thereof in the case of any Palatin Know-How, or (ii) within […***…] of its receipt or notice thereof in the case of any Joint Know-How, then Palatin shall have the right, but not the obligation, upon […***…] prior notice to AMAG, at Palatin’s expense, to institute any such litigation. If necessary in order to establish standing for Palatin, AMAG, upon request of Palatin, agrees to timely commence or to join in any

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such litigation, and in any event to cooperate with Palatin in such litigation or steps at Palatin’s expense. AMAG will have the right to consult with Palatin about such litigation and to participate in and be represented by independent counsel in such litigation at AMAG’s own expense. Palatin shall not, without the prior written consent of AMAG, enter into any compromise or settlement relating to such litigation that (a) admits that all or any portion of the Palatin Know-How or Joint Know-How is not protectable under relevant trade secret Laws or (b) requires AMAG or Palatin to abandon or relinquish trade secret protection for any Palatin Know-How or Joint Know-How. Palatin shall have the sole right, but not the obligation, to institute litigation or take other steps to remedy misappropriation of the Palatin Know-How outside the Territory.

6.3.2.           Misappropriation Actions Relating to AMAG Know-How and Sponsored Know-How. AMAG shall have the sole right, but no obligation, to take action to obtain a discontinuance of misappropriation or bring suit against a Third Party that is misappropriating, or that is suspected of misappropriating, any AMAG Know-How or Sponsored Know-How.

6.4.           Recording. If AMAG deems it necessary or desirable to register or record this Agreement or evidence of this Agreement with any patent office or other appropriate Governmental Authority(ies) in one or more jurisdictions in the Territory, Palatin shall reasonably cooperate to execute and deliver to AMAG any documents accurately reflecting or evidencing this Agreement that are necessary or desirable, in AMAG’s reasonable judgment, to complete such registration or recordation. AMAG shall reimburse Palatin for all reasonable out-of-pocket expenses, including attorneys’ fees, incurred by Palatin in complying with the provisions of this Section 6.4.

7.
CONFIDENTIALITY.

7.1.           Confidentiality. Except to the extent expressly authorized by this Agreement, the Parties agree that, during the Term and for […***…], each Party (the “Receiving Party”) receiving any Confidential Information of the other Party (the “Disclosing Party”) hereunder shall: (a) keep the Disclosing Party’s Confidential Information confidential; (b) not disclose, or permit the disclosure of, the Disclosing Party’s Confidential Information; and (c) not use, or permit to be used, the Disclosing Party’s Confidential Information for any purpose other than as expressly permitted under the terms of this Agreement.

7.2.           Authorized Disclosure.

7.2.1.           Disclosure to Party Representatives. Notwithstanding the foregoing provisions of Section 7.1, the Receiving Party may disclose Confidential Information belonging to the Disclosing Party to the Receiving Party’s Representatives who (a) have a need to know such Confidential Information in connection with the performance of the Receiving Party’s obligations or the exercise of the Receiving Party’s rights under this Agreement and (b) have agreed in writing to non-disclosure and non-use provisions with respect to such Confidential Information that are at least as restrictive as those set forth in this Section 7.

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7.2.2.           Disclosure to Third Parties. Notwithstanding the foregoing provisions of Section 7.1, each Party may disclose Confidential Information belonging to the other Party to the extent such disclosure is reasonably necessary:

(a)           to Governmental Authorities (i) to the extent desirable to obtain or maintain INDs or Regulatory Approvals for any Compound, Product, Pharmaceutical Product or Product Delivery Device within the Territory, and (ii) in order to respond to inquiries, requests or investigations relating to Compounds or Products in the Territory or this Agreement;

(b)           in connection with filing or prosecuting Program Patent Rights as permitted by this Agreement;

(c)           in connection with prosecuting or defending litigation as permitted by this Agreement; or

(d)           to the extent necessary or desirable in order to enforce its rights under this Agreement.

If the Receiving Party deems it reasonably necessary to disclose Confidential Information belonging to the Disclosing Party pursuant to this Section 7.2.2, then the Receiving Party shall to the extent possible give reasonable advance written notice of such disclosure to the Disclosing Party and take such measures to ensure confidential treatment of such information as is reasonably requested by the Disclosing Party, at the Disclosing Party’s expense.

7.2.3.           Business Transaction Disclosure. Nothing in this Agreement, (a) shall prevent AMAG from using information to formulate a proposal for a business transaction with Palatin or communicating with Palatin’s CEO or board of directors, on a confidential basis, regarding such a transaction or (b) shall restrict AMAG from seeking to acquire Palatin in the event that Palatin announces an agreement contemplating a Change of Control, the consummation of a Change of Control. or the exploration of strategic alternatives.

7.3.           SEC Filings and Other Disclosures. Either Party may disclose the terms of this Agreement to the extent required, in the reasonable opinion of such Party’s legal counsel, to comply with applicable Law, including the rules and regulations promulgated by the United States Securities and Exchange Commission (“SEC”) or any equivalent governmental agency in any country in the Territory. Before disclosing this Agreement or any of the terms hereof pursuant to this Section 7.3, the Parties will consult with one another on the terms of this Agreement to be redacted in making any such disclosure (which, at a minimum, shall include redaction of all financial terms), with the disclosing Party providing as much advanced notice as is feasible under the circumstances, and giving consideration to the comments of the other Party. Further, if a Party discloses this Agreement or any of the terms hereof in accordance with this Section 7.3, such Party shall, at its own expense, seek such confidential treatment of confidential portions of this Agreement and such other terms, as may be reasonably requested by the other Party.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[…***…]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED.

7.4.           Public Announcements; Publications.

7.4.1.           Announcements. Except as may be expressly permitted under Section 7.2, neither Party will make any public announcement regarding this Agreement without the prior written approval of the other Party. For the sake of clarity, nothing in this Agreement shall prevent AMAG from making any scientific publication or public announcement with respect to any product under this Agreement; provided, however, that, except as permitted under Section 7.2, AMAG shall not disclose any of Palatin’s Confidential Information in any such publication or announcement without obtaining Palatin’s prior written consent to do so. Notwithstanding the foregoing, without prior consent of the other Party, each Party may disseminate material substantially similar to material included in a press release or other document previously approved for external distribution by the other Party. The Parties agree that each Party may release the announcement attached hereto as Schedule 7.4.1 regarding the signing of this Agreement following the Effective Date.

7.5.           Obligations in Connection with Change of Control. If Palatin is subject to a Change of Control, Palatin will, and it will cause its Representatives to, ensure that no Confidential Information of AMAG is released to (a) any Affiliate of Palatin that becomes an Affiliate as a result of the Change of Control or (b) any other Representatives of Palatin (or of the relevant surviving entity of such Change of Control) who become Palatin Representatives as a result of the Change of Control, unless such Affiliate or other Representatives, as applicable, have signed individual confidentiality agreements which include equivalent obligations to those set out in this Section 7. If any Change of Control of Palatin occurs, Palatin shall promptly notify AMAG.

8.
REPRESENTATIONS AND WARRANTIES; COVENANTS; SECURITY INTEREST.

8.1.           Mutual Representations and Warranties. Each of Palatin and AMAG hereby represents and warrants to the other Party that:

8.1.1.           it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization;

8.1.2.           the execution, delivery and performance of this Agreement by such Party has been duly authorized by all requisite action under the provisions of its charter, bylaws and other organizational documents, and does not require any action or approval by any of its shareholders or other holders of its voting securities or voting interests;

8.1.3.           it has the power and authority to execute and deliver this Agreement and to perform its obligations hereunder

8.1.4.           this Agreement has been duly executed and is a legal, valid and binding obligation on each Party, enforceable against such Party in accordance with its terms; and

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[…***…]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED.

8.1.5.           the execution, delivery and performance by such Party of this Agreement and its compliance with the terms and provisions hereof does not and will not conflict with or result in a breach of or default under any Binding Obligation existing as of the Execution Date.

8.2.           Mutual Covenants. Each of Palatin and AMAG hereby covenants to the other Party that, from the Execution Date until expiration or termination of this Agreement, it will perform its obligations under this Agreement in compliance with applicable Laws.

8.3.           Representations and Warranties of Palatin. Palatin hereby represents and warrants to AMAG that:

8.3.1.           except as expressly disclosed in Schedule 8.3.1, Palatin is the sole and exclusive owner of the Palatin Technology, all of which is free and clear of any claims, liens, charges or encumbrances;

8.3.2.           it has and will have the full right, power and authority to grant all of the rights, title and interests in and to the licenses and other rights granted or to be granted to AMAG, AMAG’s Affiliates or AMAG’s Sublicensees under this Agreement;

8.3.3.           Exhibit C sets forth a true and complete list of all Compounds discovered or developed by Palatin or its Affiliates on or prior to the Execution Date;

8.3.4.           as of the Execution Date (a) Exhibit B sets forth a true and complete list of all Patent Rights owned or otherwise Controlled by Palatin or its Affiliates that relate to the Compounds or Products, (b) each such Patent Right remains in full force and effect and (c) Palatin or its Affiliates have timely paid all filing and renewal fees payable with respect to such Patent Rights;

8.3.5.           as of the Execution Date, Palatin has made available to AMAG all material scientific and technical information and all information relating to safety and efficacy known to it or its Affiliates with respect to the Compounds and Products;

8.3.6.           to its best knowledge, the Palatin Patent Rights, are, or, upon issuance, will be, valid and enforceable patents and, as of the Execution Date, no Third Party (a) is infringing any Palatin Patent Right except as set forth in Schedule 8.3.6 or (b) has challenged or threatened to challenge the scope, validity or enforceability of any Palatin Patent Right (including, by way of example, through the institution or written threat of institution of interference, nullity or similar invalidity proceedings before the United States Patent and Trademark Office or any analogous foreign Governmental Authority);

8.3.7.           it has complied in all material respects with all applicable Laws, including any disclosure requirements, in connection with the filing, prosecution and maintenance of the Palatin Patent Rights;

8.3.8.           except as expressly disclosed in Schedule 8.3.8, Palatin has independently developed all Palatin Know-How or otherwise has a valid right to use, and to permit

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[…***…]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED.

AMAG, AMAG’s Affiliates and AMAG’s Sublicensees to use, the Palatin Know-How for all permitted purposes under this Agreement;

8.3.9.           it has obtained from all inventors of Palatin Technology existing as of the Execution Date, valid and enforceable agreements assigning to Palatin each such inventor’s entire right, title and interest in and to all such Palatin Technology;

8.3.10.                      no Palatin Technology existing as of the Effective Date is subject to any funding agreement with any government or Governmental Authority;

8.3.11.                      neither Palatin nor any of its Affiliates are party to or otherwise subject to any agreement, arrangement or settlement which limits the ownership or licensed rights of AMAG or its Affiliates with respect to, or limits the ability of AMAG or its Affiliates to grant a license, sublicense or access, or provide or provide access or other rights in, to or under, any intellectual property right or material (including any Patent Right, Know-How or other data or information), in each case, that would, but for such agreement, arrangement or settlement, be included in the rights licensed or assigned to AMAG or its Affiliates pursuant to this Agreement;

8.3.12.                      (a) there are no Palatin Third Party Agreements, other than (i) agreements with employees or consultants substantially similar to the form of Consulting Services Agreement or form of Employee Agreement on Confidentiality, Intellectual Property, Debarment Certification and Conflict of Interest provided by Palatin to AMAG, (ii) contract research agreements entered into in the ordinary course of business that do not assign or grant to any Third Party any right, title or interest in or to, or any license under, any Patent Rights or Know-How and (iii) the Palatin Third Party Agreements expressly disclosed in Schedule 8.3.12 (each, a “Disclosed Third Party Agreement”), true and complete copies of which have been provided to AMAG, (b) except as provided in the Disclosed Third Party Agreements, no Third Party has any right, title or interest in or to, or any license under, any Palatin Technology in the Territory, (c) no rights granted by or to Palatin or its Affiliates under any Disclosed Third Party Agreement conflict with any right or license granted to AMAG or its Affiliates hereunder and (d) Palatin and its Affiliates are in compliance in all material respects with all Disclosed Third Party Agreements;

8.3.13.                      to its best knowledge, the use, Development, Manufacture or Commercialization by Palatin or AMAG (or their respective Affiliates or Sublicensees) of any Compound, Product, Pharmaceutical Product or Product Delivery Device (a) does not and will not infringe any issued patent of any Third Party or (b) will not infringe the claims of any published Third Party patent application when and if such claims issue;

8.3.14.                      there is no (a) claim, demand, suit, proceeding, arbitration, inquiry, investigation or other legal action of any nature, civil, criminal, regulatory or otherwise, pending or, to the best knowledge of Palatin, threatened against Palatin or any of its Affiliates or (b) judgment or settlement against or owed by Palatin or any of its Affiliates, in each case in connection with the Palatin Technology, any Compound, Product,

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[…***…]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED.

Pharmaceutical Product or Product Delivery Device or relating to the transactions contemplated by this Agreement.

8.3.15.                      neither Palatin nor any of its Affiliates, nor any of their respective employees, officers, directors, or agents, has been debarred by the FDA, is the subject of a conviction described in 21 U.S.C. §335a, or is subject to any similar sanction;

8.3.16.                      Palatin, and each of its Affiliates that are or will be involved in the conduct of activities under this Agreement, is in compliance with all applicable Laws with respect to the conduct of such activities;

8.3.17.                      Palatin (a) is not excluded from, and has not been convicted of any crime or engaged in any conduct that could result in exclusion from, participation in any state or federal healthcare program, as defined in 42 U.S.C. §1320a-7b(f), for the provision of items or services for which payment may be made by a federal healthcare program, (b) to its best knowledge has not contracted with any Person to conduct activities under this Agreement who is excluded from participation in any state or federal healthcare program and (c) is not subject to a final adverse action, as defined in 42 U.S.C.§ 1320a-7a(e) and 42 U.S.C. § 1320a-7a(g), and has no adverse action pending or threatened against it;

8.3.18.                      Palatin is not entering into the transactions contemplated by this Agreement with the intent to hinder, delay or defraud either present or future creditors. Palatin is not, and will not be rendered by consummation of the transactions contemplated by this Agreement, insolvent (either because its financial condition is such that the sum of its debts is greater than the fair value of its assets or because the fair saleable value of its assets is less than the amount required to pay its probable liability on its existing debts and liabilities as they mature);

8.3.19.                      Palatin, including Palatin’s Ultimate Parent Entity (“UPE”) as that term is defined in 16 C.F.R. Part 801.1(a)(3), (a) is not engaged in manufacturing as defined in 16 C.F.R. Part 801.1(j) and (b) has total assets of less than $10 million (as adjusted), as determined in accordance with 16 C.F.R. Part 801.11; and

8.3.20.                      On the Effective Date after giving effect to the transactions contemplated by this Agreement: (i) Palatin will be able to pay its liabilities as they become due in the ordinary course of its business; (ii) Palatin will have assets (calculated at fair market value) that exceed its liabilities; (iii) Palatin will not have unreasonably small capital with which to conduct its present or proposed business; (iv) Palatin will not have incurred debts (and does not immediately plan to incur debt) beyond its ability to pay as they become due; and (v) taking into account all pending and threatened litigation, final judgments against Palatin in actions for money damages are not reasonably anticipated to be rendered at a time when, or in amounts such that, Palatin will be unable to satisfy any such judgments promptly in accordance with their terms (taking into account the maximum probable amount of such judgments in any such actions and the earliest reasonable time at which such judgments might be rendered) as well as all of Palatin’s other obligations and liabilities. The cash available to Palatin, after receipt of the payment set forth in Section 3.1 and taking into account all other anticipated uses of the cash, will

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[…***…]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED.

be sufficient to pay all such debts and judgments promptly in accordance with their terms.

8.4.           Palatin Covenants. In addition to the covenants made by Palatin elsewhere in this Agreement, Palatin hereby covenants to AMAG that, from the Execution Date until expiration or termination of this Agreement, as set forth in this Section 8.4:

8.4.1.           Palatin shall not, and shall cause its Affiliates not to (a) sell, assign, license or otherwise transfer to any Person (other than AMAG or its Affiliates or Sublicensees pursuant to the terms of this Agreement) any Palatin Technology in the Territory or Joint Technology in the Territory (or agree to do any of the foregoing) or (b) incur or permit to exist, with respect to any Palatin Technology or Joint Technology, any lien, encumbrance, charge, security interest, mortgage, liability, assignment, grant of license or other Binding Obligation that is or would be inconsistent with the licenses and other rights granted (or to be granted) to AMAG or its Affiliates or Sublicensees under this Agreement.

8.4.2.           Palatin will not take any action that diminishes the rights under the Palatin Technology or Joint Technology granted (or to be granted) to AMAG or AMAG’s Affiliates under this Agreement.

8.4.3.           Palatin will (a) not enter into any Palatin Third Party Agreement that adversely affects (i) the rights granted (or to be granted) to AMAG, AMAG’s Affiliates or Sublicensees hereunder or (ii) Palatin’s ability to fully perform its obligations hereunder; (b) not amend or otherwise modify any Palatin Third Party Agreement (including any Disclosed Third Party Agreement) or consent or waive rights with respect thereto in any manner that (i) adversely affects the rights granted (or to be granted) to AMAG or AMAG’s Affiliates or Sublicensees hereunder or (ii) Palatin’s ability to fully perform its obligations hereunder; (c) promptly furnish AMAG with true and complete copies of all (i) amendments to the Disclosed Third Party Agreements and (ii) Palatin Third Party Agreements and related amendments executed following the Execution Date, provided that financial terms may be redacted; (d) remain, and cause its Affiliates to remain, in compliance in all material respects with all Palatin Third Party Agreements (including Disclosed Third Party Agreements); and (e) furnish AMAG with copies of all notices received by Palatin or its Affiliates relating to any alleged breach or default by Palatin or its Affiliates under any Palatin Third Party Agreement (including any Disclosed Third Party Agreement) within five (5) Business Days after receipt thereof.

8.4.4.           Palatin will not enter into or otherwise allow itself or its Affiliates to be subject to any agreement, arrangement or settlement which limits the ownership or licensed rights of AMAG or its Affiliates with respect to, or limits the ability of AMAG or its Affiliates to grant a license, sublicense or access, or provide or provide access or other rights in, to or under, any intellectual property right or material (including any Patent Right, Know-How or other data or information), in each case, that would, but for such agreement, arrangement or settlement, be included in the rights licensed or assigned to AMAG or its Affiliates pursuant to this Agreement.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[…***…]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED.

8.4.5.           Palatin will maintain valid and enforceable agreements with all Persons acting by or on behalf of Palatin or its Affiliates under this Agreement which require such Persons to assign to Palatin their entire rights, title and interests in and to all Palatin Technology and Joint Technology.

8.4.6.           Except to the extent included in any budget approved by the JSC under Section 4.2.3, without the prior written consent of AMAG, Palatin shall not incur any expense (or related series of expenses) greater than […***…] in connection with its Development of any Compound, Product, Pharmaceutical Product, or Product Delivery Device (in each case, including any expense in connection with any Palatin Development Activity).

8.4.7.           Palatin shall pay or otherwise satisfy in the ordinary course of business all of is liabilities and obligations existing on the Effective Date, including without limitation all payments under the Catalent Agreements, whether arising out of or in connection with the Contemplated Transactions or otherwise, such payments to include payments required as a result of a “Change of Control” (as defined in the Catalent Agreements) or payments arising from a license of Palatin’s rights as set forth in Section 3 of the Catalent Services Agreement.

8.4.8.           From the Effective Date until the acceptance of an NDA by the FDA with respect to the Initial Indication, Palatin shall not (i) make any declaration or payment of, or set aside funds for, any dividend or other distribution with respect to any of its capital stock or other equity interests; or (ii) repurchase, redeem, or otherwise acquire or cancel any of its capital stock or other equity interests unless and until each of the following has occurred:

(a) Palatin’s payment of any and all taxes due and payable by it in connection with the transactions contemplated by this Agreement; and

(b) Palatin’s payment, or adequate provision for the payment, in full of all of its liabilities and debts existing on the Effective Date, including without limitation payment in full of all liabilities and obligations under the Catalent Agreements and the Horizon Agreement.

8.4.9.           If AMAG determines in good faith that it would be required to file with the Securities and Exchange Commission (“SEC”) pursuant to Rule 3-05 of Regulation S-X audited annual financial statements of the business related to the Compound, Product, Pharmaceutical Product or Product Delivery Device (the “Audited Financial Statements”) and unaudited quarterly financial statements of the business related to the Compound, Product, Pharmaceutical Product or Product Delivery Device (the “Unaudited Financial Statements”) for the periods specified by Rule 3-05 of Regulation S-X (any Audited Financial Statements together with any Unaudited Financial Statements, the “SEC Financial Statements”), then Palatin will deliver to AMAG as soon as reasonably practicable, but in any event no later than forty-five (45) days after notice from AMAG, the SEC Financial Statements. The SEC Financial Statements will be (a) prepared in accordance with the books and records of the business related to the

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[…***…]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED.

Compound, Product, Pharmaceutical Product or Product Delivery Device, (b) prepared in accordance with Regulation S-X and U.S. GAAP and (c) in the case of the Audited Financial Statements, accompanied by an opinion (the “Audit Opinion”) of KPMG LLP (the “Independent Auditor”), which opinion complies with Regulation S-X. Palatin will use its commercially reasonable efforts to cause the Independent Auditor to provide to AMAG the consents requested by AMAG no later than three (3) Business Days prior to the required filing date of the SEC Financial Statements to permit the inclusion of the Audit Opinion with respect to the Audited Financial Statements in AMAG’s reports and registration statements filed with the SEC for periods required under applicable Law. AMAG will reimburse Palatin for the reasonable costs incurred by Palatin supported by reasonable documentation for Palatin’s activities pursuant to this Section 8.4.9.

8.5.           Disclaimer. THE FOREGOING REPRESENTATIONS AND WARRANTIES OF EACH PARTY ARE IN LIEU OF ALL OTHER REPRESENTATIONS AND WARRANTIES, EXPRESS OR IMPLIED, INCLUDING ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR ANY IMPLIED WARRANTIES OF FITNESS FOR A PARTICULAR PURPOSE, ALL OF WHICH ARE HEREBY SPECIFICALLY EXCLUDED AND DISCLAIMED.

9.
GOVERNMENT APPROVALS; REMEDY; TERM AND TERMINATION.

9.1.           HSR Filing. Each of Palatin and AMAG has determined that no HSR Filing is required of it under the HSR Act with respect to the transactions contemplated hereby.

9.2.           Intentionally Omitted.

9.3.           Other Government Approvals. Each of Palatin and AMAG shall cooperate with the other Party and use Commercially Reasonable Efforts to make all registrations, filings and applications, to give all notices and to obtain as soon as practicable all governmental or other consents, transfers, approvals, orders, qualifications authorizations, permits and waivers, if any, and to do all other things necessary or desirable for the consummation of the transactions as contemplated hereby.

9.4.           Term. The term of this Agreement (the “Term”) will commence on the Execution Date and extend on a country-by-country basis (in the Territory), unless this Agreement is terminated earlier in accordance with this Section 9, until the last to expire of any Royalty Term for any Product in such country in the Territory.

9.5.           Termination by Palatin. Palatin may terminate this Agreement for cause, at any time during the Term, by giving written notice to AMAG in the event that AMAG commits a material breach of its obligations under this Agreement and such material breach remains uncured for ninety (90) days, measured from the date written notice of such material breach is given to AMAG; provided, however, that if any breach is not reasonably curable within ninety (90) days and if AMAG is making a bona fide effort to cure such breach, such termination shall be delayed for a time period to be agreed by both Parties in order to permit AMAG a reasonable period of time to cure such breach. If the alleged material breach relates to non-payment of any amount due under

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[…***…]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED.

this Agreement, the cure period shall be tolled pending resolution of any bona fide dispute between the Parties as to whether such payment is due.

9.6.           Termination by AMAG.

9.6.1.           Failure of Closing Conditions. AMAG may terminate this Agreement in its entirety upon ten (10) days prior written notice to Palatin if any of the Effectiveness Conditions have not been satisfied within one hundred twenty (120) days following the Execution Date.

9.6.2.           Termination for Convenience. Upon at least one hundred eighty (180) days written notice to Palatin, AMAG may terminate this Agreement on a Product-by-Product and country-by-country basis, or in its entirety, without cause, for any or no reason.

9.6.3.           Termination for Cause. AMAG may terminate this Agreement for cause with respect to one or more Products in one or more countries in the Territory or may terminate this Agreement in its entirety, at any time during the Term, by giving written notice to Palatin in the event that Palatin commits a material breach of its obligations under this Agreement and such material breach remains uncured for ninety (90) days, measured from the date written notice of such material breach is given to Palatin; provided, however, that if any breach is not reasonably curable within ninety (90) days and if Palatin is making a bona fide effort to cure such breach, such termination shall be delayed for a time period to be agreed by both Parties in order to permit Palatin a reasonable period of time to cure such breach. For the avoidance of doubt, any breach by Palatin of its obligations under Section 8.4.9 shall be deemed a material breach of Palatin’s obligations under this Agreement, and shall not be curable by Palatin.

9.7.           Effects of Termination.

9.7.1.           Effect of Termination.

(a)           Termination for Cause by Palatin. In the event that Palatin terminates this Agreement for cause pursuant to Section 9.5, the following will apply (with respect to the terminated countries in the Territory, in the event of partial termination, and with respect to the entire Territory, in the event of termination of the Agreement in its entirety):

(i)           Except as otherwise expressly provided herein, all rights and obligations of each Party hereunder shall cease (including all rights and licenses granted by either Party to the other Party hereunder) in the relevant country or Territory, as applicable;

(ii)           AMAG will assign and transfer to Palatin all Regulatory Approvals owned by AMAG or its Affiliates with respect to all Continuation Products in the relevant country (or the Territory in the event of termination of this Agreement in its entirety);

(iii)           AMAG will assign all applications and registrations for the Product Brands that are Controlled by AMAG or its Affiliates in the

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[…***…]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED.

relevant country (or the Territory in the event of termination of this Agreement in its entirety) to Palatin;

(iv)           AMAG will grant to Palatin a royalty-free, non-exclusive license under the Sponsored Technology, with the right to sublicense, to Develop, Commercialize, Manufacture and use the Continuation Products (in the relevant country or Territory, as applicable);

(v)           AMAG will transfer to Palatin all development data and regulatory filings specifically relating to such Continuation Product in the relevant country (or the Territory in the event of termination of this Agreement in its entirety) and grant to Palatin rights of reference with respect to such data and filings in each other country in the Territory (if any); and

 (vi)           On Palatin’s written notice to AMAG, which notice may only be delivered within […***…] following the effective date of termination, the Parties will negotiate in good faith mutually agreeable terms regarding (A) the grant by AMAG to Palatin of a license under the Applicable AMAG Technology for Palatin to continue to Develop, Commercialize and Manufacture any Product (in the relevant country or Territory, as applicable) that is under Development or Commercialization by AMAG under this Agreement at the time of termination, in the form in which such Product then exists (a “Continuation Product”), and (B) the provision of transitional supplies of such Continuation Product to Palatin. Neither Party will be obligated to enter into any transaction described in this Section 9.7.1(a)(vi), and neither Party will have any liability to the other for failure to do so.

(b)           Termination for Failure of Closing Conditions. In the event that AMAG terminates this Agreement pursuant to Section 9.6.1, except as otherwise expressly provided herein, all rights and obligations of each Party hereunder shall cease.

(c)           Termination for Convenience by AMAG. In the event that AMAG terminates this Agreement without cause pursuant to Section 9.6.2, the following will apply (with respect to the terminated countries in the Territory, in the event of partial termination, and with respect to the entire Territory, in the event of termination of the Agreement in its entirety):

(i)           Except as otherwise expressly provided herein, all rights and obligations of each Party hereunder shall cease (including all rights and licenses granted by either Party to the other Party hereunder) in the relevant country or Territory, as applicable;

(ii)           AMAG will assign and transfer to Palatin all Regulatory Approvals owned by AMAG or its Affiliates with respect to all

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[…***…]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED.

Continuation Products in the relevant country (or the Territory in the event of termination of this Agreement in its entirety);

(iii)           AMAG will assign all applications and registrations for the Product Brands that are Controlled by AMAG or its Affiliates in the relevant country (or the Territory in the event of termination of this Agreement in its entirety) to Palatin; and

(iv)           AMAG will grant to Palatin a royalty-free, non-exclusive license under the Applicable AMAG Technology and Sponsored Technology, with the right to sublicense, to Develop, Commercialize, Manufacture and use the Continuation Products (in the relevant country or Territory, as applicable).

(d)           Termination for Cause by AMAG; Alternative Remedy for Breach.

(i)           Partial Termination. In the event that AMAG terminates this Agreement pursuant to Section 9.6.3 with respect to any Product in any country in the Territory, except as otherwise expressly provided herein, all rights and obligations of each Party hereunder with respect to such Product in such country shall cease (including all relevant rights and licenses granted by either Party to the other Party hereunder).

(ii)           Complete Termination. In the event that AMAG terminates this Agreement in its entirety pursuant to Section 9.6.3, except as otherwise expressly provided herein, all rights and obligations of each Party hereunder shall cease (including all rights and licenses granted by either Party to the other Party hereunder).

(iii)           Alternative Remedy for Breach by Palatin. If Palatin commits a material breach of its obligations under this Agreement that would entitle AMAG to terminate this Agreement (in whole or in part) pursuant to Section 9.6.3 and AMAG elects, in its sole discretion, not to terminate this Agreement (in whole or in part) as a result of such breach, then, notwithstanding any provision of this Agreement to the contrary, all payments due to Palatin under Section 3.3, Section 3.4 and Section 3.5 following the date of such material breach will […***…]. If Palatin undergoes a Change of Control during the Development Term without the prior written consent of AMAG in contravention of Section 11.2, then, notwithstanding any provision of this Agreement to the contrary, all payments due to Palatin under Section 3.3 will […***…]. Notwithstanding the foregoing, AMAG shall have recourse to any other remedy available at law or in equity with respect to such material breach, including an action for specific performance of this Agreement, subject to the terms of this Agreement.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[…***…]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED.

9.7.2.           Accrued Rights. Expiration or termination of this Agreement for any reason shall be without prejudice to any right which shall have accrued to the benefit of either Party prior to such termination, including damages arising from any breach under this Agreement. Expiration or termination of this Agreement shall not relieve either Party from any obligation which is expressly indicated to survive such expiration or termination.

9.7.3.           Survival Period. The following sections, together with any sections that expressly survive (including any perpetual licenses granted hereunder), shall survive expiration or termination of this Agreement for any reason: Sections 1.2 (together with Exhibit A); 1.3; 2.4.3; 3.5.2 (with respect to any licenses that accrue thereunder on or prior to the end of the Term); 3.6.6 ([…***…] following such expiration or termination); 3.6.7 ([…***…] following such expiration or termination); 3.6.8 ([…***…] following such expiration or termination); 3.6.10; 6.1; 7 ([...***...] following such expiration or termination); 9.7; 9.8; 10.1; 10.2; 10.3; 10.4 and 11 (other than Section 11.2).

9.8.           Provisions for Insolvency.

9.8.1.           Termination Right. Palatin shall be deemed a “Debtor” under this Agreement if, at any time during the Term (a) a case is commenced by or against Palatin under the Bankruptcy Code, (b) Palatin files for or is subject to the institution of bankruptcy, reorganization, liquidation or receivership proceedings (other than a case under the Bankruptcy Code), (c) Palatin assigns all or a substantial portion of its assets for the benefit of creditors, (d) a receiver or custodian is appointed for Palatin’s business or (e) a substantial portion of Palatin’s business is subject to attachment or similar process; provided, however, that in the case of any involuntary case under the Bankruptcy Code, Palatin shall not be deemed a Debtor if the case is dismissed within sixty (60) days after the commencement thereof. If Palatin is deemed a Debtor, then AMAG may terminate this Agreement by providing written notice to Palatin. If AMAG terminates this Agreement pursuant this Section 9.8.1, then: (i) all licenses granted to AMAG under this Agreement shall become irrevocable and perpetual, and AMAG shall have no further obligations to Palatin under this Agreement other than (A) those obligations that expressly survive termination in accordance with Section 9.7.3 and (B) an obligation to pay royalties with respect to Net Sales of Products in accordance with and subject to the other terms of this Agreement governing the payment of royalties; (ii) such termination shall not be construed to limit Palatin’s right to receive payments that accrued before the effective date of such termination; (iii) AMAG shall have the right to offset, against any payment owing to Palatin as provided for under clause (i), above, any damages found or agreed by the Parties to be owed by Palatin to AMAG; and (iv) nothing in this Section 9.8.1 shall limit any other remedy AMAG may have for any breach by Palatin of this Agreement.

9.8.2.           Rights to Intellectual Property. All rights and licenses now or hereafter granted by Palatin to AMAG under or pursuant to any Section of this Agreement, including Sections 2.1, 2.2, 2.3, 2.5, 2.7, 2.8 and 2.9 hereof, are rights to “intellectual property” (as defined in the Bankruptcy Code). The Parties hereto acknowledge and

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agree that the payments provided for under Sections 3.1, 3.2, 3.3 and 3.4 and all other payments by AMAG to Palatin hereunder, other than royalty payments pursuant to Section 3.5, do not constitute royalties within the meaning of Section 365(n) of the Bankruptcy Code or relate to licenses of intellectual property hereunder. If (a) a case under the Bankruptcy Code is commenced by or against Palatin, (b) this Agreement is rejected as provided in the Bankruptcy Code and (c) AMAG elects to retain its rights hereunder as provided in Section 365(n) of the Bankruptcy Code, then Palatin (in any capacity, including debtor-in-possession) and its successors and assigns (including any trustee) shall provide to AMAG all intellectual property licensed hereunder, and agrees to grant and hereby grants to AMAG and its Affiliates a right to access and to obtain possession of and to benefit from and, in the case of any chemical or biological material or other tangible item of which there is a fixed or limited quantity, to obtain a pro rata portion of, each of the following to the extent related to any Compound, Product, Pharmaceutical Product or Product Delivery Device, or otherwise related to any right or license granted under or pursuant to this Agreement: (i) copies of pre-clinical and clinical research data and results; (ii) Product samples; (iii) Palatin Technology, (iv) laboratory notes and notebooks; (v) Product data or filings, and (vi) Rights of Reference in respect of regulatory filings and approvals, all of which constitute “embodiments” of intellectual property pursuant to Section 365(n) of the Bankruptcy Code, and (vii) all other embodiments of such intellectual property, whether any of the foregoing are in Palatin’s possession or control or in the possession and control of any Third Party but which Palatin has the right to access or benefit from and to make available to AMAG. Palatin shall not interfere with the exercise by AMAG or its Affiliates of rights and licenses to intellectual property licensed hereunder and embodiments thereof in accordance with this Agreement and agrees to use Commercially Reasonable Efforts to assist AMAG and its Affiliates to obtain such intellectual property and embodiments thereof in the possession or control of Third Parties as reasonably necessary or desirable for AMAG or its Affiliates or Sublicensees to exercise such rights and licenses in accordance with this Agreement.

9.8.3.           No Limitation of Rights. All rights, powers and remedies of AMAG provided in this Section 9.8 are in addition to and not in substitution for any and all other rights, powers and remedies now or hereafter existing at Law or in equity (including the Bankruptcy Code) in the event of the commencement of a case under the Bankruptcy Code involving Palatin.

10.
LIMITATION ON LIABILITY, INDEMNIFICATION AND INSURANCE.

10.1.           No Consequential Damages. […***…], in no event will either Party or its Representatives be liable under this Agreement for any special, indirect, incidental, consequential or punitive damages, whether in contract, warranty, tort, negligence, strict liability or otherwise, including loss of profits or revenue suffered by either Party or any of its Representatives. Without limiting the generality of the foregoing, “consequential damages” will be deemed to include, and neither Party will be liable to the other Party or any of such other Party’s Representatives or stockholders for any damages based on or measured by loss of projected or speculative future sales of the Products, any Development Payment due upon any unachieved Development Event under Section 3.3, any Sales Milestone Payment due upon any

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unachieved Total Annual Net Sales level under Section 3.4, any unearned royalties under Section 3.5 or any other unearned, speculative or otherwise contingent payments provided for in this Agreement.

10.2.           Indemnification by AMAG. AMAG will indemnify, defend and hold harmless Palatin, each of its Affiliates, and each of its and its Affiliates’ employees, officers, directors and agents (each, a “Palatin Indemnified Party”) from and against any and all liability, loss, damage, expense (including reasonable attorneys’ fees and expenses) and cost (collectively, a “Liability”) that the Palatin Indemnified Party may be required to pay to one or more Third Parties (other than shareholders of Palatin or its Affiliates) resulting from or arising out of:

(a) Development, Manufacture, Commercialization or use of any Product by, on behalf of, or under the authority of, AMAG (other than by any Palatin Indemnified Party), other than (i) claims by Third Parties relating to patent infringement arising out of the exercise of rights under the Palatin Patent Rights, (ii) claims by Third Parties relating misappropriation of trade secrets arising out of the exercise of rights under the Palatin Know-How, or (iii) claims for which Palatin is required to indemnify AMAG pursuant to Section 10.3; or

(b) the material breach by AMAG of any of its representations, warranties or covenants set forth in Section 8.1;

except, in each case, to the extent caused by the negligence, recklessness or intentional acts of Palatin or any Palatin Indemnified Party.

10.3.           Indemnification by Palatin. Palatin will indemnify, defend and hold harmless AMAG, its Affiliates, Sublicensees, contractors, distributors and each of its and their respective employees, officers, directors and agents (each, a “AMAG Indemnified Party”) from and against any and all Liabilities that the AMAG Indemnified Party may be required to pay to one or more Third Parties resulting from or arising out of:

(a) the material breach by Palatin of any of its representations, warranties or covenants set forth in Section 8.1, Section 8.2, Section 8.3 or Section 8.4 except to the extent caused by the negligence, recklessness or intentional acts of AMAG or any AMAG Indemnified Party;

(b) any claim that the practice of the Palatin Technology to Develop, Manufacture, Commercialize or use any Compound, Product, Pharmaceutical Product or Product Delivery Device infringes or misappropriates any issued patent or other proprietary right owned or possessed by any Third Party; or

(c) the negligence or willful misconduct of Palatin in the conduct of the Palatin Development Activities by or on behalf of Palatin.

10.4.           Procedure.

10.4.1.                      Notice. Each Party will notify the other Party in writing in the event it becomes aware of a claim for which indemnification may be sought hereunder. In the

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event that any Third Party asserts a claim or other proceeding (including any governmental investigation) with respect to any matter for which a Party (the “Indemnified Party”) is entitled to indemnification hereunder (a “Third Party Claim”), then the Indemnified Party shall promptly notify the Party obligated to indemnify the Indemnified Party (the “Indemnifying Party”) thereof; provided, however, that no delay on the part of the Indemnified Party in notifying the Indemnifying Party shall relieve the Indemnifying Party from any obligation hereunder unless (and then only to the extent that) the Indemnifying Party is prejudiced thereby.

10.4.2.                      Control. Subject to AMAG’s right to control any actions described in Sections 6.2.2, 6.2.5, 6.2.6, 6.2.8 or 6.3 (even where Palatin is the Indemnifying Party), the Indemnifying Party shall have the right, exercisable by notice to the Indemnified Party within ten Business Days after receipt of notice from the Indemnified Party of the commencement of or assertion of any Third Party Claim, to assume direction and control of the defense, litigation, settlement, appeal or other disposition of the Third Party Claim (including the right to settle the claim solely for monetary consideration) with counsel selected by the Indemnifying Party and reasonably acceptable to the Indemnified Party; provided that (a) the Indemnifying Party has sufficient financial resources, in the reasonable judgment of the Indemnified Party, to satisfy the amount of any adverse monetary judgment that is sought, (b) the Third Party Claim seeks solely monetary damages and (c) the Indemnifying Party expressly agrees in writing that as between the Indemnifying Party and the Indemnified Party, the Indemnifying Party shall be solely obligated to satisfy and discharge the Third Party Claim in full (the conditions set forth in clauses (a), (b) and (c) above are collectively referred to as the “Litigation Conditions”). Within ten (10) Business Days after the Indemnifying Party has given notice to the Indemnified Party of its exercise of its right to defend a Third Party Claim, the Indemnified Party shall give notice to the Indemnifying Party of any objection thereto based upon the Litigation Conditions. If the Indemnified Party reasonably so objects, the Indemnified Party shall continue to defend the Third Party Claim, at the expense of the Indemnifying Party, until such time as such objection is withdrawn. If no such notice is given, or if any such objection is withdrawn, the Indemnifying Party shall be entitled, at its sole cost and expense, to assume direction and control of such defense, with counsel selected by the Indemnifying Party and reasonably acceptable to the Indemnified Party. During such time as the Indemnifying Party is controlling the defense of such Third Party Claim, the Indemnified Party shall cooperate, and shall cause its Affiliates and agents to cooperate upon request of the Indemnifying Party, in the defense or prosecution of the Third Party Claim, including by furnishing such records, information and testimony and attending such conferences, discovery proceedings, hearings, trials or appeals as may reasonably be requested by the Indemnifying Party. In the event that the Indemnifying Party does not satisfy the Litigation Conditions or does not notify the Indemnified Party of the Indemnifying Party’s intent to defend any Third Party Claim within ten Business Days after notice thereof, the Indemnified Party may (without further notice to the Indemnifying Party) undertake the defense thereof with counsel of its choice and at the Indemnifying Party’s expense (including reasonable, out-of-pocket attorneys’ fees and costs and expenses of enforcement or defense). The Indemnifying Party or the Indemnified Party, as the case may be, shall have the right to join in (including the right

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to conduct discovery, interview and examine witnesses and participate in all settlement conferences), but not control, at its own expense, the defense of any Third Party Claim that the other party is defending as provided in this Agreement.

10.4.3.                      Settlement. The Indemnifying Party shall not, without the prior written consent of the Indemnified Party, enter into any compromise or settlement that commits the Indemnified Party to take, or to forbear to take, any action. The Indemnified Party shall have the sole and exclusive right to settle any Third Party Claim, on such terms and conditions as it deems reasonably appropriate, to the extent such Third Party Claim involves equitable or other non-monetary relief, but shall not have the right to settle such Third Party Claim to the extent such Third Party Claim involves monetary damages without the prior written consent of the Indemnifying Party. Each of the Indemnifying Party and the Indemnified Party shall not make any admission of liability in respect of any Third Party Claim without the prior written consent of the other party, and the Indemnified Party shall use reasonable efforts to mitigate liabilities arising from such Third Party Claim.

10.5.           Insurance. Each Party further agrees to obtain and maintain, during the Term, commercial general liability insurance, including products liability insurance, with reputable and financially secure insurance carriers (or pursuant to a program of self-insurance reasonably satisfactory to the other Party) to cover its indemnification obligations under Section 10.2 or Section 10.3, as applicable, in each case with limits of not less than […***…] per occurrence and in the aggregate. Insurance shall be procured with carriers having an A.M. Best Rating of A-VII or better.

11.
MISCELLANEOUS.

11.1.           Assignment. Neither this Agreement nor any interest hereunder shall be assignable by a Party without the prior written consent of the other Party, except as follows: (a) subject to the provisions of Section 11.2, as applicable, a Party may assign its rights and obligations under this Agreement by way of sale of itself or the sale of the portion of its business to which this Agreement relates, through merger, sale of assets or sale of stock or ownership interest, provided that the assignee shall expressly agree to be bound by such Party’s obligations under this Agreement and that such sale is not primarily for the benefit of its creditors, (b) such Party may assign its rights and obligations under this Agreement to any of its Affiliates, provided that the assignee shall expressly agree to be bound by such Party’s obligations under this Agreement and that such Party shall remain liable for all of its rights and obligations under this Agreement. In addition, AMAG may assign its rights and obligations under this Agreement to a Third Party where AMAG or its Affiliate is required, or makes a good faith determination based on advice of counsel, to divest a Compound, Product, Pharmaceutical Product or Product Delivery Device in order to comply with Law or the order of any Governmental Authority as a result of a merger or acquisition, provided that the assignee shall expressly agree to be bound by AMAG’s obligations under this Agreement. Each Party shall promptly notify the other Party of any assignment or transfer under the provisions of this Section 11.1. This Agreement shall be binding upon the successors and permitted assigns of the Parties and the name of a Party appearing herein shall be deemed to include the names of such Party’s successors and permitted assigns to the extent necessary to carry out the intent of this Agreement. Any assignment not in

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[…***…]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED.

accordance with this Section 11.1 shall be void. Conditioned upon satisfaction of the requirements of §365(b) of the Bankruptcy Code, Palatin hereby consents to assumption of this Agreement in any case filed by or against AMAG under the Bankruptcy Code.

11.2.           Change of Control of Palatin. Palatin shall notify AMAG in writing promptly (and in any event within five Business Days) following the entering into of a definitive agreement with respect to a Change of Control of Palatin. If Palatin undergoes a Change of Control without AMAG’s prior written consent prior to the acceptance of an NDA by the FDA for a Product with respect to the Initial Indication, then the reductions in payment set forth in Section 9.7.1(d)(iii) shall automatically apply to all subsequent amounts payable by AMAG pursuant to this Agreement.

11.3.           Further Actions. Each Party agrees to execute, acknowledge and deliver such further instruments, and to do all such other acts, as may be necessary or appropriate in order to carry out the purposes and intent of the Agreement.

11.4.           Force Majeure. Each Party shall be excused from the performance of its obligations under this Agreement to the extent that such performance is prevented by force majeure (defined below) and the nonperforming Party promptly provides notice of the prevention to the other Party. Such excuse shall be continued so long as the condition constituting force majeure continues and the nonperforming Party takes Commercially Reasonable Efforts to remove the condition. For purposes of this Agreement, “force majeure” shall include conditions beyond the control of the Parties, including an act of God, voluntary or involuntary compliance with any regulation, Law or order of any government, war, act of terror, civil commotion, labor strike or lock-out, epidemic, failure or default of public utilities or common carriers, destruction of production facilities or materials by fire, earthquake, storm or like catastrophe.

11.5.           Notices. Any notice or notification required or permitted to be provided pursuant to the terms and conditions of this Agreement (including any notice of force majeure, breach, termination, change of address, etc.) shall be in writing and shall be deemed given upon receipt if delivered personally or by facsimile transmission (receipt verified), five days after deposited in the mail if mailed by registered or certified mail (return receipt requested) postage prepaid, or on the next Business Day if sent by overnight delivery using a nationally recognized express courier service and specifying next Business Day delivery (receipt verified), to the Parties at the following addresses or facsimile numbers (or at such other address or facsimile number for a Party as shall be specified by like notice, provided, however, that notices of a change of address shall be effective only upon receipt thereof):

All correspondence to AMAG shall be addressed as follows:

AMAG Pharmaceuticals, Inc.
1100 Winter Street
Waltham, MA 02451
Attn: General Counsel
Email: jvittiglio@amagpharma.com

with a copy to:

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Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, MA 02199
Attn: Mark W. Bellomy
Email: mark.bellomy@ropesgray.com

All correspondence to Palatin shall be addressed as follows:

Palatin Technologies, Inc.
4-B Cedar Brook Drive
Cranbury, NJ 08512
Attn: Carl Spana, Ph.D.
Fax: (609) 495-2202
Email: cspana@palatin.com

with a copy to:

Thompson Hine LLP
335 Madison Avenue, 12th Floor
New York, NY 10017
Attn: Faith L. Charles, Esq.
Fax: (212) 344-6101
Email: Faith.Charles@ThompsonHine.com

11.6.           Amendment. No amendment, modification or supplement of any provision of this Agreement shall be valid or effective unless made in writing and signed by a duly authorized officer of each Party.

11.7.           Waiver. No provision of this Agreement shall be waived by any act, omission or knowledge of a Party or its agents or employees except by an instrument in writing expressly waiving such provision and signed by a duly authorized officer of the waiving Party. The waiver by either of the Parties of any breach of any provision hereof by the other Party shall not be construed to be a waiver of any succeeding breach of such provision or a waiver of the provision itself.

11.8.           Severability. If any clause or portion thereof in this Agreement is for any reason held to be invalid, illegal or unenforceable, the same shall not affect any other portion of this Agreement, as it is the intent of the Parties that this Agreement shall be construed in such fashion as to maintain its existence, validity and enforceability to the greatest extent possible. In any such event, this Agreement shall be construed as if such clause of portion thereof had never been contained in this Agreement, and there shall be deemed substituted therefor such provision as will most nearly carry out the intent of the Parties as expressed in this Agreement to the fullest extent permitted by applicable Law.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[…***…]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED.

11.9.           Descriptive Headings. The descriptive headings of this Agreement are for convenience only and shall be of no force or effect in construing or interpreting any of the provisions of this Agreement.

11.10.                      Dispute Resolution. If any dispute or disagreement arises between AMAG and Palatin in respect of this Agreement, they shall follow the following procedures in an attempt to resolve the dispute or disagreement:

11.10.1.                  The Party claiming that such a dispute exists shall give notice in writing (“Notice of Dispute”) to the other Party of the nature of the dispute.

11.10.2.                  Within […***…] of receipt of a Notice of Dispute, the CEO (or his or her designee) of AMAG and the CEO (or his or her designee) of Palatin shall meet at a mutually agreed-upon time and location for the purpose of resolving such dispute.

11.10.3.                  If, within a further period of […***…], or if in any event within […***…] of initial receipt of the Notice of Dispute, the dispute has not been resolved, or if, for any reason, the meeting described in Section 11.10.2 has not been held within […***…] of initial receipt of the Notice of Dispute, then the Parties agree that either Party may initiate litigation to resolve the dispute.

Notwithstanding any provision of this Agreement to the contrary, either Party may immediately initiate litigation in any court of competent jurisdiction seeking any remedy at law or in equity, including the issuance of a preliminary, temporary or permanent injunction, to preserve or enforce its rights under this Agreement. The provisions of this Section 11.10 will survive termination or expiration of this Agreement.

11.11.                      Governing Law. This Agreement, and all claims arising under or in connection therewith, shall be governed by and interpreted in accordance with the substantive laws of the State of New York, without regard to conflict of law principles thereof.

11.12.                      Consent to Jurisdiction. Each Party to this Agreement hereby (a) irrevocably submits to the exclusive jurisdiction of the state courts of the State of New York or the United States District Court for the Southern District of New York for the purpose of any and all actions, suits or proceedings arising in whole or in part out of, related to, based upon or in connection with this Agreement or the subject matter hereof, (b) waives to the extent not prohibited by applicable Law, and agrees not to assert, by way of motion, as a defense or otherwise, in any such action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that any such action brought in one of the above-named courts should be dismissed on grounds of forum non conveniens, should be transferred to any court other than one of the above-named courts, or should be stayed by reason of the pendency of some other proceeding in any other court other than one of the above-named courts, or that this Agreement or the subject matter hereof may not be enforced in or by such court, and (c) agrees not to commence any such action other than before one of the above-named courts nor to make any motion or take any other action seeking or intending to cause the transfer or removal of any such action to any court other than one of the above-named courts whether on the grounds of inconvenient forum or otherwise.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[…***…]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED.

11.13.                      Entire Agreement. This Agreement constitutes and contains the complete, final and exclusive understanding and agreement of the Parties and cancels and supersedes any and all prior negotiations, correspondence, understandings and agreements, whether oral or written, between the Parties respecting the subject matter hereof and thereof.

11.14.                      Representation by Legal Counsel. Each Party hereto represents that it has been represented by legal counsel in connection with this Agreement and acknowledges that it has participated in the drafting hereof. In interpreting and applying the terms and provisions of this Agreement, the Parties agree that no presumption shall exist or be implied against the Party which drafted such terms and provisions.

11.15.                      Independent Contractors. Both Parties are independent contractors under this Agreement. Nothing herein contained shall be deemed to create an employment, agency, joint venture or partnership relationship between the Parties hereto or any of their agents or employees, or any other legal arrangement that would impose liability upon one Party for the act or failure to act of the other Party. Neither Party shall have any express or implied power to enter into any contracts or commitments or to incur any liabilities in the name of, or on behalf of, the other Party, or to bind the other Party in any respect whatsoever.

11.16.                      Counterparts. This Agreement may be executed in two counterparts, each of which shall be an original and both of which shall constitute together the same document. Counterparts may be signed and delivered by facsimile or PDF file, each of which shall be binding when received by the applicable Party.

11.17.                      No Third Party Rights or Obligations. No provision of this Agreement shall be deemed or construed in any way to result in the creation of any rights or obligation in any Person not a Party to this Agreement. However, AMAG may decide, in its sole discretion, to use one or more of its Affiliates to perform its obligations and duties hereunder, provided that AMAG shall remain liable hereunder for the performance by any such Affiliates of any such obligations.

(Signature page follows.)

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[…***…]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED.

IN WITNESS WHEREOF, authorized representatives of the Parties have duly executed this Agreement as of the Execution Date to be effective as of the Execution Date.

AMAG PHARMACEUTICALS, INC.		PALATIN TECHNOLOGIES, INC.

By	/s/ William K. Heiden	By	/s/ Carl Spana
Name:	William K. Heiden	Name:	Carl Spana
Title:	Chief Executive Officer	Title:	President and Chief Executive Officer

Signature Page to Research Collaboration and License Agreement

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[…***…]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED.

Exhibit A

Defined Terms

“Affiliate” means, as of any point in time and for so long as such relationship continues to exist with respect to any Person, any other Person that controls, is controlled by or is under common control with such Person. A Person shall be regarded as in control of another Person if it (a) owns or controls at least fifty percent (50%) of the equity securities of the subject Person entitled to vote in the election of directors or (b) possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of any such Person (whether through ownership of securities or other ownership interests, by contract or otherwise).

“AMAG Diligence Obligations” means AMAG’s Regulatory Approval diligence obligations under Section 5.2.1 and AMAG’s Commercialization diligence obligations under Section 5.2.2.

“AMAG Know-How” means any Know-How, excluding all Joint Know-How, that (a) is Controlled by AMAG on the Execution Date or that comes into the Control of AMAG during the Term (other than through the grant of a license by Palatin) and (b) relates to the Development, Manufacture, Commercialization or use of one or more Compounds or Products.

“AMAG Patent Right” means any Patent Right, excluding all Joint Patent Rights, that (a) is Controlled by AMAG on the Execution Date or that comes into the Control of AMAG during the Term (other than through the grant of a license by Palatin) and (b) claims any (a) Compound or Product (including the composition of matter thereof), (b) method of making any Compound or Product or (c) method of using any Compound or Product.

“AMAG Technology” means any and all AMAG Patent Rights and AMAG Know-How.

“Applicable AMAG Technology” means any (a) Know-How Controlled by AMAG or its Affiliates that was invented, discovered or developed during the Term and in connection with AMAG’s or its Affiliates’ activities under the Agreement and (b) Patent Right Controlled by AMAG or its Affiliates, to the extent that such Patent Right claims any Know-How described in clause (a), above.

“Bankruptcy Code” means Section 101(35A) of Title 11 of the United States Code, as amended.

“Binding Obligation” means, with respect to a Party (a) any oral or written agreement, arrangement or settlement that binds or affects such Party’s operations or property, including any assignment, license agreement, loan agreement, guaranty, or financing agreement, (b) the provisions of such Party’s charter, bylaws or other organizational documents or (c) any order, writ, injunction, decree or judgment of any court or Governmental Authority entered against such Party or by which any of such Party’s operations or property are bound.

“Business Day” means a day other than a Saturday, Sunday or bank or other public holiday in New York, New York.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[…***…]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED.

“Calendar Quarter” means the respective periods of three consecutive calendar months ending on March 31, June 30, September 30 and December 31.

“Calendar Year” means each successive period of twelve (12) months commencing on January 1 and ending on December 31; provided that the first Calendar Year of the Term shall begin on the Effective Date and end on the first December 31 thereafter and the last Calendar Year of the Term shall end on the last day of the Term.

“Catalent Agreements” means (i) the Commercial Supply Agreement, dated June 20, 2016, by and between Catalent Belgium S.A. and Palatin and (ii) the Manufacturing Preparation and Services Agreement, dated June 20, 2016, by and between Catalent Belgium S.A. and Palatin (the “Catalent Services Agreement”).

“Change of Control” means, with respect to a Party (a) the acquisition of beneficial ownership, directly or indirectly, by any Person (other than such Party or an Affiliate of such Party, and other than by virtue of obtaining irrevocable proxies) of securities or other voting interest of such Party representing a majority or more of the combined voting power of such Party’s then outstanding securities or other voting interests, (b) any merger, reorganization, consolidation or business combination involving such Party with a Third Party that results in the holders of beneficial ownership (other than by virtue of obtaining irrevocable proxies) of the voting securities or other voting interests of such Party (or, if applicable, the ultimate parent of such Party) immediately prior to such merger, reorganization, consolidation or business combination ceasing to hold beneficial ownership of at least fifty percent (50%) of the combined voting power of the surviving entity immediately after such merger, reorganization, consolidation or business combination, (c) any sale, lease, exchange, contribution or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of such Party to which this Agreement relates, other than a sale or disposition of such assets to an Affiliate of such Party or (d) the approval of any plan or proposal for the liquidation or dissolution of such Party (other than in circumstances where such Party is deemed a Debtor pursuant to Section 9.8).

“Clinical Trial” means a human clinical study conducted on sufficient numbers of human subjects that is designed to (a) establish that a pharmaceutical product is reasonably safe for continued testing, (b) investigate the safety and efficacy of the pharmaceutical product for its intended use, and to define warnings, precautions and adverse reactions that may be associated with the pharmaceutical product in the dosage range to be prescribed or (c) support Regulatory Approval of such pharmaceutical product or label expansion of such pharmaceutical product.

“Combination Product” means a Product containing a Compound and one or more other therapeutically active ingredients.

“Commercialize” or “Commercializing” means to market, promote, distribute, offer for sale, sell, have sold, import, have imported, export, have exported or otherwise commercialize a compound or product. When used as a noun, “Commercialization” means any and all activities involved in Commercializing.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[…***…]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED.

“Commercially Reasonable Efforts” means, with respect to the efforts to be expended by a Party with respect to any objective, […***…]. With respect to any efforts relating to the Development, Regulatory Approval or Commercialization of a Compound, Product, Pharmaceutical Product or Product Delivery Device by a Party, generally or with respect to any particular country in the Territory, a Party will be deemed to have exercised Commercially Reasonable Efforts […***…] as applicable (a) of similar modality Controlled by such Party, or (b) (i) to which such Party has similar rights, (ii) which is of similar market potential in such country, and (iii) which is at a similar stage in its development or product life cycle, as the Compound, Product, Pharmaceutical Product or Product Delivery Device, in each case, taking into account all Relevant Factors in effect at the time such efforts are to be expended. Further, to the extent that the performance of a Party’s obligations hereunder is adversely affected by the other Party’s failure to perform its obligations hereunder, the impact of such performance failure will be taken into account in determining whether such Party has used its Commercially Reasonable Efforts to perform any such affected obligations.

“Compound” means bremelanotide, a generic name adopted and defined by the United States Adopted Name (USAN) Council, including any and all […***…]. Those Compounds known to be existing as of the Execution Date are listed in Exhibit C.

“Confidential Information” means, with respect to each Party, all Know-How or other information, including proprietary information and materials (whether or not patentable) regarding or embodying such Party’s technology, products, business information or objectives, that is communicated by or on behalf of the Disclosing Party to the Receiving Party or its permitted recipients, on or after the Execution Date, but only to the extent that such Know-How or other information in written form is marked or otherwise designated in writing as “confidential” at the time of disclosure or within […***…] thereafter, and such Know-How or other information disclosed orally or in non-tangible form is (a) identified by the Disclosing Party as “confidential” at the time of disclosure and (b) within […***…] thereafter, the Disclosing Party provides a written summary of such Know-How or other information marked or otherwise designated in writing as “confidential.” Confidential Information does not include any Know-How or other information that (a) was already known by the Receiving Party (other than under an obligation of confidentiality to the Disclosing Party) at the time of disclosure by or on behalf of the Disclosing Party, as evidenced by written records in the possession of the Receiving Party, (b) was generally available to the public or otherwise part of the public domain at the time of its disclosure to the Receiving Party, (c) became generally available to the public or otherwise part of the public domain after its disclosure to the Receiving Party, other than through any act or omission of the Receiving Party in breach of its obligations under this Agreement, (d) was disclosed to the Receiving Party, other than under an obligation of confidentiality, by a Third Party who had no obligation to the Disclosing Party not to disclose such information to the Receiving Party, as evidenced by written records in the possession of the Receiving Party, or (e) was independently discovered or developed by or on behalf of the Receiving Party without the use of any Confidential Information belonging to the Disclosing Party, as evidenced by written records in the possession of the Receiving Party. The terms and conditions of this Agreement shall be considered Confidential Information of both Parties.

“Control” or “Controlled” means with respect to any intellectual property right or material (including any Patent Right, Know-How or other data, information or material), the

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[…***…]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED.

ability (whether by sole, joint or other ownership interest, license or otherwise, other than pursuant to this Agreement) to, without violating the terms of any agreement with a Third Party, grant a license or sublicense or provide or provide access or other right in, to or under such intellectual property right or material.

“Cover,” “Covering” or “Covers” means, as to a Product and Patent Rights, that, in the absence of a license granted under, or ownership of, such Patent Rights, the manufacture, use, offer for sale, sale or importation of such Product would infringe such Patent Rights assuming the validity and enforceability thereof.

“Data” means any and all scientific, technical, test, marketing or sales data pertaining to a Compound, Product, Pharmaceutical Product or Product Delivery Device that is generated by or on behalf of AMAG or its Affiliates or Sublicensees or by or on behalf of Palatin or its Affiliates or sublicensees, including research data, clinical pharmacology data, CMC data (including analytical and quality control data and stability data), pre-clinical data, clinical data or submissions made in association with any regulatory filings (including any IND or NDA) with respect to any Compound, Product, Pharmaceutical Product or Product Delivery Device.

“Derivatives” means […***…].

“Develop” or “Developing” means to discover, research or otherwise develop a process, compound or product, including conducting non-clinical and clinical research and development activities. When used as a noun, “Development” means any and all activities involved in Developing.

“Development Event” means each Development event listed in the table that appears in Section 3.3.

“Development Term” means the period beginning on the Effective Date and ending upon the earlier of (a) Regulatory Approval in the United States for the first Product for the Initial Indication and (b) the date that the Parties agree in writing to end all Palatin Development Activities.

“FD&C Act” means the United States Federal Food, Drug, and Cosmetic Act, as amended, and the rules and regulations promulgated thereunder.

“FDA” means the United States Food and Drug Administration or any successor agency thereto.

“Field” means the treatment, prevention or diagnosis of any and all diseases and medical conditions in humans. For clarity, and without limiting the foregoing, with respect to Compounds and Products, Field includes all fields of use, all indications, and all formulations (whether injectable, oral, or otherwise).

“First Commercial Sale” means, with respect to any Product and with respect to any country of the Territory, the first sale of such Product by AMAG or an Affiliate or Sublicensee of AMAG to a Third Party in such country after such Product has been granted Regulatory Approval by the appropriate Regulatory Authority(ies) for such country.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[…***…]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED.

“GAAP” means United States generally accepted accounting principles, consistently applied.

“Generic Product” means any pharmaceutical product that (a) is sold by a Third Party that is not an Affiliate or Sublicensee of AMAG under a marketing authorization granted by a Regulatory Authority to a Third Party, (b) contains the same Compound as a Product and (c) for purposes of the United States, is approved in reliance on a prior Regulatory Approval of a Product granted to AMAG or an AMAG Affiliate or Sublicensee by the FDA or, for purposes of a country outside the United States, is approved in reliance on a prior Regulatory Approval of a Product granted to AMAG or an AMAG Affiliate or Sublicensee by the applicable Regulatory Authority.

“Governmental Authority” means any court, agency, department, authority or other instrumentality of any national, state, county, city or other political subdivision.

“Horizon Agreement” means the Amended and Restated Venture Loan and Security Agreement, dated July 2, 2015, by and between Palatin and the Horizon Lenders.

“Horizon Lenders” means Horizon Technology Finance Corporation, Fortress Credit Co LLC, Horizon Credit II LLC and Fortress Credit Opportunities V CLO Limited.

“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder.

“HSR Filing” means a filing by AMAG and Palatin with the United States Federal Trade Commission and the Antitrust Division of the United States Department of Justice of a Notification and Report Form for Certain Mergers and Acquisitions (as that term is defined in the HSR Act) with respect to the matters set forth in this Agreement, together with all required documentary attachments thereto.

“ICH” means the International Conference on Harmonization (of Technical Requirements for Registration of Pharmaceuticals for Human Use).

“IND” means an Investigational New Drug Application submitted under the FD&C Act, or an analogous application or submission with any analogous agency or Regulatory Authority outside of the United States for the purposes of obtaining permission to conduct Clinical Trials.

“Initial Indication” shall mean the treatment of hypoactive sexual desire disorder in premenopausal women.

“Joint Know-How” means any Know-How (excluding Sponsored Know-How), whether or not patentable, made or created during the Term jointly by (a) Palatin or any of its Representatives and (b) AMAG or any of its Representatives.

“Joint Patent Right” means any Patent Right that claims or discloses any invention included in Joint Know-How.

“Joint Technology” means the Joint Know-How and the Joint Patent Rights.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[…***…]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED.

“Know-How” means any invention, discovery, development, Data, information, process, method, technique, material (including any chemical or biological material), technology, result, cell line, compounds, probe, sequence, regulatory correspondence or other know-how, whether or not patentable, and any physical embodiments of any of the foregoing.

“Law” means any law, statute, rule, regulation, order, judgment or ordinance of any Governmental Authority.

“Manufacture” or “Manufacturing” means to make, produce, manufacture, process, fill, finish, package, label, perform quality assurance testing, release, ship or store a compound or product or any component thereof. When used as a noun, “Manufacture” or “Manufacturing” means any and all activities involved in Manufacturing a compound or product or any component thereof.

“NDA” means a New Drug Application submitted to the FDA in the United States in accordance with the FD&C Act with respect to a pharmaceutical product or any analogous application or submission with any Regulatory Authority outside of the United States.

“Net Sales” shall be determined from books and records maintained in accordance with United States GAAP, as consistently applied by AMAG with respect to sales of the Product.

“Palatin Know-How” means any and all Know-How, other than Joint Know-How, that (a) is Controlled by Palatin or any of its Affiliates as of the Execution Date or that comes into the Control of Palatin or any of its Affiliates during the Term (other than through the grant of a license by AMAG), (b) relates to any Compound, Product, Pharmaceutical Product or Product Delivery Device or to the Development, Manufacture, Commercialization or use of any of the foregoing and (c) is necessary or useful in connection with the Development, Manufacture, use or Commercialization of any Compound, Product, Pharmaceutical Product or Product Delivery Device.

“Palatin Patent Right” means any Patent Right, other than a Joint Patent Right, that (a) is Controlled by Palatin or any of its Affiliates as of the Execution Date or comes into the Control of Palatin or any of its Affiliates during the Term (other than through the grant of a license by AMAG) and (b) claims any (i) Compound, Product, Pharmaceutical Product or Product Delivery Device (including the composition of matter thereof), (ii) method of making any Compound, Product, Pharmaceutical Product or Product Delivery Device, (iii) methods of using any Compound, Product, Pharmaceutical Product or Product Delivery Device, or (iv) Palatin Know-How. For the avoidance of doubt, and without limiting the foregoing, Palatin Patent Rights include the Patent Rights listed in Exhibit B.

“Palatin Technology” means any and all Palatin Patent Rights and Palatin Know-How.

“Palatin Third Party Agreement” means any agreement between Palatin (or any of its Affiliates) and any Third Party that relates to any of the Palatin Technology or Joint Technology.

“Patent Rights” means any and all (a) issued patents, (b) pending patent applications, including all provisional applications, substitutions, continuations, continuations-in-part,

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[…***…]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED.

divisions and renewals, and all patents granted thereon, (c) patents-of-addition, reissues, reexaminations and extensions or restorations by existing or future extension or restoration mechanisms, including patent term adjustments, patent term extensions, supplementary protection certificates or the equivalent thereof, (d) inventor’s certificates, (e) other forms of government-issued rights substantially similar to any of the foregoing and (f) United States and foreign counterparts of any of the foregoing.

“Person” means an individual, sole proprietorship, partnership, limited partnership, limited liability partnership, corporation, limited liability company, business trust, joint stock company, trust, incorporated association, joint venture or similar entity or organization, including a government or political subdivision or department or agency of a government.

“Pharmaceutical Product” means any pharmaceutical product containing one or more Compounds, whether as sole active ingredients or in combination with other active ingredients.

“Price Approval” means, in any country where a Governmental Authority authorizes reimbursement for, or approves or determines pricing for, pharmaceutical products, receipt (or, if required to make such authorization, approval or determination effective, publication) of such reimbursement authorization or pricing approval or determination (as the case may be).

“Product” means any combination of (a) any Pharmaceutical Product and (b) any Product Delivery Device.

“Product Delivery Device” means any device for delivery or administration of a Pharmaceutical Product.

“Regulatory Approval” means all technical, medical and scientific licenses, registrations, authorizations and approvals (including approvals of NDAs, supplements and amendments, pre- and post- approvals, Price Approvals, and labeling approvals) of any Regulatory Authority, necessary for the use, Development, Manufacture, and Commercialization of a pharmaceutical product in a regulatory jurisdiction. For the sake of clarity, Regulatory Approval shall not be achieved for a Product in a country until all applicable Price Approvals have also been obtained by AMAG or its designee for such Product in such country.

“Regulatory Authority” means, with respect to a country in the Territory, any national (e.g., the FDA), supra-national, regional, state or local regulatory agency, department, bureau, commission, council or other Governmental Authority involved in the granting of a Regulatory Approval or, to the extent required in such country, Price Approval, for pharmaceutical products in such country.

“Regulatory Exclusivity Period” means with respect to any particular Product in any particular country in the Territory, the period of time during which the data and information submitted by AMAG or any of its Affiliates or Sublicensees to the relevant Regulatory Authority in such country for purposes of obtaining Regulatory Approval may not be disclosed, referenced or relied upon in any way by such Regulatory Authority (including by relying upon the Regulatory Authority’s previous findings regarding the safety or effectiveness of the Product) to

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support the Regulatory Approval or Commercialization of any product by a Third Party in such country.

“Relevant Factors” means all relevant factors that may affect the Development, Regulatory Approval or Commercialization of a Compound, Product, Pharmaceutical Product or Product Delivery Device, including (as applicable): actual and potential issues of safety, efficacy or stability; product profile (including product modality, category and mechanism of action); stage of development or life cycle status; actual and projected Development, Regulatory Approval, Manufacturing, and Commercialization costs; any issues regarding the ability to Manufacture or have Manufactured any Compound, Product, Pharmaceutical Product or Product Delivery Device; the likelihood of obtaining Regulatory Approvals (including satisfactory Price Approvals); the timing of such approvals; the current guidance and requirements for Regulatory Approval for the Product and similar products and the current and projected regulatory status; labeling or anticipated labeling; the then-current competitive environment and the likely competitive environment at the time of projected entry into the market; past performance of the Product or similar products; present and future market potential; existing or projected pricing, sales, reimbursement and profitability; pricing or reimbursement changes in relevant countries; proprietary position, strength and duration of patent protection and anticipated exclusivity; and other relevant scientific, technical, operational and commercial factors.

“Representatives” means (a) with respect to AMAG, AMAG, its Affiliates, its Sublicensees and each of their respective officers, directors, employees, consultants, contractors and agents and (b) with respect to Palatin, Palatin, its Affiliates and each of their respective officers, directors, employees, consultants, contractors and agents.

“Royalty Term” means, with respect to any particular Product in any particular country in the Territory, the period commencing with the First Commercial Sale of such Product in such country and continuing until the latest of (a) the earliest date on which there are no Valid Claims of Palatin Patent Rights Covering such Product in such country [...***...], (b) the last day of the Regulatory Exclusivity Period for such Product in such country and (c) the tenth (10th) anniversary of the First Commercial Sale of the Product in such country. For the avoidance of doubt, the Royalty Term for a given Product in a given country in the Territory (i) will not begin until the First Commercial Sale of such Product in such country and (ii) if not previously expired, will expire immediately upon expiration or termination of this Agreement.

“Safety Data” means Data related solely to any adverse drug experiences and serious adverse drug experience as such information is reportable to Regulatory Authorities in or outside the Territory. Safety Data also includes “adverse events”, “adverse drug reactions” and “unexpected adverse drug reactions” as defined in the ICH Harmonised Tripartite Guideline for Clinical Safety Data Management: Definitions and Standards for Expedited Reporting.

“Sublicensee” means any Person to whom AMAG grants or has granted, directly or indirectly, a sublicense of rights licensed by Palatin to AMAG under this Agreement.

“Territory” means all countries of North America. For the avoidance of doubt, and without limiting the foregoing, Territory includes the United States, Canada, Mexico and their respective territories and possessions.

“Third Party” means any Person other than AMAG, Palatin or their respective Affiliates.

“Trademark” means any trademark, trade name, service mark, service name, brand, domain name, trade dress, logo, slogan or other indicia of origin or ownership, including the goodwill and activities associated with each of the foregoing.

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“Valid Claim” means, with respect to a particular country, a claim of an issued and unexpired Palatin Patent Right or Joint Patent Right that (a) has not been held permanently revoked, unenforceable or invalid by a decision of a court or other Governmental Authority of competent jurisdiction, which decision is unappealed or unappealable within the time allowed for appeal and (b) has not been cancelled, withdrawn, abandoned, disclaimed or admitted to be invalid or unenforceable through reissue, disclaimer or otherwise.

The following terms are defined in the section of this Agreement listed opposite each term:

Defined Term	Section in Agreement
Additional Third Party License	3.5.3(a)
Agreement	Preamble
AMAG	Preamble
AMAG Conditions	1.1.2
AMAG Indemnified Party	10.3
[…***…]	[…***…]
[…***…]	[…***…]
[…***…]	[…***…]
[…***…]	[…***…]
Assigned Contracts	2.11
Audit Opinion	8.4.9
Audited Financial Statements	8.4.9
Catalent	1.1.2
cGMP	5.6.5
Contemplated Transactions	1.1
Continuation Product	9.7.1(a)(vi)(A)
Debtor	9.8.1
Development Payment	3.3
Diligence Issue	5.2.4
Disclosed Third Party Agreement	8.3.12
Disclosing Party	7.1
Effective Date	1.1
Effectiveness Conditions	1.1.2
Execution Date	Preamble
Generic Competition	3.5.3(c)
Gross Receipts	3.5.3(c)
Holdback Amount	3.1
Indemnified Party	10.4.1
Indemnifying Party	10.4.1
Independent Auditor	8.4.9
Infringement Claim	6.2.5
JSC	4.2.1
Liability	10.2
Licensed Activities	6.2.4(a)
Litigation Conditions	10.4.2

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Manufacturing Know-How	5.6.5
Marginal Royalty Rate	3.5.1
Mutual Condition	1.1.1
Notice of Dispute	11.10.1
Ongoing Program Expenses	3.2
Party or Parties	Preamble
Palatin	Preamble
Palatin Development Activities	4.1
Palatin Indemnified Party	10.2
[…***…]	[…***…]
[…***…]	[…***…]
[…***…]	[…***…]
[…***…]	[…***…]
[…***…]	[…***…]
Per Product Annual Net Sales	3.5.1
Product Brands	5.5.2
Program Expenses	2.4
Program Expense Cap	3.2
Program Patent Rights	6.2.1
Receiving Party	7.1
[…***…]	[…***…]
Sales Milestone Payment	3.4
SEC	7.3
SEC Financial Statements	8.4.9
Sponsored Know-How	6.1.2
Sponsored Patent Rights	6.1.2
Sponsored Technology	6.1.2
Term	9.4
Third Party Claim	10.4.1
Third Party IP Rights	6.2.4(b)
Total Annual Net Sales	3.4
Unaudited Financial Statements	8.4.9

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Exhibit B
Palatin Patent Rights Existing as of the Execution Date

[…***…]

B-1

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[…***…]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED.

Exhibit C
Compounds Existing as of the Execution Date

[…***…]

C-1

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[…***…]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED.

Schedule 2.11

Assigned Contracts

1.
Commercial Supply Agreement, dated June 20, 2016, by and between Catalent Belgium S.A. and Palatin

2.
Manufacturing Preparation and Services Agreement, dated June 20, 2016, by and between Catalent Belgium S.A. and Palatin

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Schedule 3.5.1

Marginal Royalty Rate Calculation Example

By way of example only, if (a) AMAG, its Affiliates or its Sublicensees sell two Products in the Territory during a given Calendar Year, (b) Net Sales of the first Product in the Territory during such Calendar Year are […***…] and (c) Net Sales of the second Product in the Territory during such Calendar Year are […***…], then the royalties payable by AMAG under Section 3.5.1 during such Calendar Year would be calculated as follows:

Royalty for first Product
[…***…]

Royalty for second Product
[…***…]

Total royalty payable for applicable Calendar Year
[…***…]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[…***…]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED.

Schedule 4.1(a)

Palatin Development Obligations — Activities Necessary to File NDA

Finalize CSRs for both pivotal phase 3 trials (BMT-301, BMT-302).

Continue work and finalize protocol development, study start-up, trial conduct/oversight, completion of CSRs for all required studies to support filing including […***…]

Conduct and complete all study close out activities on all clinical trials required for NDA.

Complete briefing package and participate actively in pre-NDA meeting with FDA.

Continue design, conduct and completion to final report the formative and summative studies for the drug/device combination.

Complete all required CMC work for filing and commercialization of product.
1.
Process validation

Complete and finalize Non-clinical studies
[…***…]

Draft and finalize all reports (including pre-clinical, PK, CMC, clinical reports) required for NDA submission.

Finalize ISS (Integrated Safety Summary), ISE (Integrated Summary Efficacy), and DIP (Data Integration Plan) and all other required sections of the NDA.

Prepare all data reports for 120 day safety update amendment to NDA filing.

Continue to generate and submit all necessary regulatory submissions to the IND (annual reports, responses to information requests, etc.).

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[…***…]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED.

Schedule 4.1(b)

Palatin Development Obligations — Assistance Necessary to Secure Regulatory Approval

Assist in advisory panel preparations and participation in advisory panel as requested.

Assist with any post-NDA filing regulatory interactions with FDA as requested.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[…***…]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED.

Schedule 5.5.2(b)

Product Brands

[…***…]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[…***…]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED.

Schedule 7.4.1

Public Announcement

See attached.

[Attached as Exhibit 99.3 to AMAG’s Current Report on Form 8-K filed on January 9, 2017]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[…***…]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED.

Schedule 8.3.1

Exceptions to Palatin’s Exclusive Ownership of Palatin Technology

1.
“Ypsomed Intellectual Property Rights” as defined in each of the Customization Proposal, dated June 8, 2012, by and between Ypsomed AG and Palatin and the Industrialization Proposal, dated January 30, 2014, by and between Ypsomed AG and Palatin

2.
“Catalent IP,” “Catalent Inventions” and the “Auto Injector Assembly Line,” each as defined in the Commercial Supply Agreement, dated June 20, 2016, by and between Catalent Belgium S.A. and Palatin

3.
“Manufacturing Preparation” as defined in the Manufacturing Preparation and Services Agreement, dated June 20, 2016, by and between Catalent Belgium S.A. and Palatin

4.
“New General Application Intellectual Property” and Lonza Ltd’s “Background Intellectual Property,” each as defined in the Service Agreement, dated October 11, 2015, by and between Palatin and Lonza Ltd, including any improvements and direct derivatives made to Lonza Ltd’s Background Intellectual Property during the services conducted by Lonza Ltd under such agreement

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[…***…]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED.

Schedule 8.3.6

Known Infringement of Palatin Patent Rights

Palatin is aware of internet sites advertising or purporting to advertise bremelanotide for sale, but does not have knowledge of whether the purported seller is in the Territory or outside the Territory. […***…]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[…***…]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED.

Schedule 8.3.8

Exceptions to Palatin’s Rights under Palatin Know-How

None.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[…***…]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED.

Schedule 8.3.12

Disclosed Third Party Agreements

1.
Commercial Supply Agreement, dated June 20, 2016, by and between Catalent Belgium S.A. and Palatin

2.
Manufacturing Preparation and Services Agreement, dated June 20, 2016, by and between Catalent Belgium S.A. and Palatin

3.
Purchase orders and agreed quotations for services by and between Lonza Ltd and Palatin Technologies, Inc., including […***…]

4.
The […***…], by and between Ypsomed AG and Palatin Technologies, Inc.